LEHMAN BROTHERS	MORTGAGE BACKED SECURITIES

$2,153,053,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-4 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	494,517,000	1 M LIBOR	0.85	1-23	15.65%	0.090%	5/25/2035	AAA/Aaa/AAA
A2(4)	254,881,000	1 M LIBOR	3.00	23-62	15.65%	0.180%	5/25/2035	AAA/Aaa/AAA
A3(4)	106,468,000	1 M LIBOR	6.17	62-77	15.65%	0.330%	5/25/2035	AAA/Aaa/AAA
A4(5)	775,484,000	1 M LIBOR	2.15	1-77	15.65%	0.280%	5/25/2035	AAA/Aaa/AAA
A5(5)	193,871,000	1 M LIBOR	2.15	1-77	15.65%	0.310%	5/25/2035	AAA/Aaa/AAA
M1	67,085,000	1 M LIBOR	4.57	42-77	12.55%	0.400%	5/25/2035	AA+/Aa1/AA+
M2	57,343,000	1 M LIBOR	4.49	41-77	9.90%	0.440%	5/25/2035	AA/Aa2/AA+
M3	34,622,000	1 M LIBOR	4.45	40-77	8.30%	0.480%	5/25/2035	AA/Aa3/AA
M4	32,458,000	1 M LIBOR	4.42	39-77	6.80%	0.600%	5/25/2035	AA-/A1/AA-
M5	31,376,000	1 M LIBOR	4.41	38-77	5.35%	0.650%	5/25/2035	A+/A2/A+
M6	23,803,000	1 M LIBOR	4.38	38-77	4.25%	0.720%	5/25/2035	A/A3/A
M7	23,803,000	1 M LIBOR	4.38	38-77	3.15%	1.250%	5/25/2035	A-/Baa1/A-
M8	14,065,000	1 M LIBOR	4.36	37-77	2.50%	1.400%	5/25/2035	BBB+/Baa2/BBB+
M9	21,639,000	1 M LIBOR	4.19	37-76	1.50%	1.750%	5/25/2035	BBB/Baa3/BBB
M10	10,819,000	1 M LIBOR	3.78	37-60	1.00%	2.500%	5/25/2035	BBB/NR/NR
M11	10,819,000	1 M LIBOR	3.19	37-46	0.50%	2.500%	5/25/2035	BBB-/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	494,517,000	1 M LIBOR	0.85	1-23	15.65%	0.090%	5/25/2035	AAA/Aaa/AAA
A2(4)	254,881,000	1 M LIBOR	3.00	23-62	15.65%	0.180%	5/25/2035	AAA/Aaa/AAA
A3(4)	106,468,000	1 M LIBOR	7.72	62-170	15.65%	0.330%	5/25/2035	AAA/Aaa/AAA
A4(5)	775,484,000	1 M LIBOR	2.34	1-171	15.65%	0.280%	5/25/2035	AAA/Aaa/AAA
A5(5)	193,871,000	1 M LIBOR	2.34	1-171	15.65%	0.310%	5/25/2035	AAA/Aaa/AAA
M1	67,085,000	1 M LIBOR	5.00	42-135	12.55%	0.400%	5/25/2035	AA+/Aa1/AA+
M2	57,343,000	1 M LIBOR	4.90	41-128	9.90%	0.440%	5/25/2035	AA/Aa2/AA+
M3	34,622,000	1 M LIBOR	4.83	40-121	8.30%	0.480%	5/25/2035	AA/Aa3/AA
M4	32,458,000	1 M LIBOR	4.77	39-115	6.80%	0.600%	5/25/2035	AA-/A1/AA-
M5	31,376,000	1 M LIBOR	4.71	38-109	5.35%	0.650%	5/25/2035	A+/A2/A+
M6	23,803,000	1 M LIBOR	4.62	38-101	4.25%	0.720%	5/25/2035	A/A3/A
M7	23,803,000	1 M LIBOR	4.54	38-93	3.15%	1.250%	5/25/2035	A-/Baa1/A-
M8	14,065,000	1 M LIBOR	4.41	37-84	2.50%	1.400%	5/25/2035	BBB+/Baa2/BBB+
M9	21,639,000	1 M LIBOR	4.19	37-76	1.50%	1.750%	5/25/2035	BBB/Baa3/BBB
M10	10,819,000	1 M LIBOR	3.78	37-60	1.00%	2.500%	5/25/2035	BBB/NR/NR
M11	10,819,000	1 M LIBOR	3.19	37-46	0.50%	2.500%	5/25/2035	BBB-/NR/NR

(1)

Subject to a permitted variance of +5% in aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1, A2 and A3 Certificates are the Senior Certificates of Group 1.

(5)

The Class A4 and A5 Certificates are the Senior Certificates of Group 2.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

Concurrently, to the Senior Certificates:

A)

All principal from Group 1 will be paid to the Class A1, A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero;

B)

All principal from Group 2 will be paid to the Class A4 and A5 Certificates:

a.

If a Sequential Trigger Event (as defined herein) is not in effect, all principal from Group 2 will be paid to the Class A4 and Class A5 Certificates, pro rata in proportion to their outstanding balance, until they have been reduced to zero; or

b.

If a Sequential Trigger Event is in effect, all principal from Group 2 will be paid to the Class A4 and Class A5 Certificates, sequentially and in that order, until they have been reduced to zero;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all of the Senior Certificates have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to any group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 31.30% and (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on April 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement, to be paid from Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, A2 and A3 Certificates from Group 1 Interest on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class A4 and Class A5 Certificates from Group 2 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(6)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates, sequentially and in that order;

(7)

To pay the Credit Risk Manager Fee;

(8)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(9)

Any interest remaining after the application of (1) through (8) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(10)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates any Deferred Amounts; and

(13)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	361,931,000.00	4.56
2	2,087,167,000.00	3.26	32	339,661,000.00	4.58
3	2,023,285,000.00	3.43	33	320,121,000.00	4.59
4	1,961,349,000.00	3.53	34	302,871,000.00	4.61
5	1,901,299,000.00	3.63	35	286,536,000.00	4.62
6	1,843,078,000.00	3.73	36	271,073,000.00	4.63
7	1,786,629,000.00	3.83	37	256,432,000.00	4.65
8	1,731,899,000.00	3.93	38	242,570,000.00	4.66
9	1,678,835,000.00	3.98	39	229,444,000.00	4.67
10	1,627,387,000.00	4.01	40	217,016,000.00	4.68
11	1,577,506,000.00	4.06	41	205,247,000.00	4.70
12	1,529,143,000.00	4.11	42	194,103,000.00	4.71
13	1,471,434,000.00	4.15	43	183,550,000.00	4.72
14	1,414,077,000.00	4.19	44	173,557,000.00	4.74
15	1,357,181,000.00	4.22	45	164,095,000.00	4.75
16	1,300,853,000.00	4.25	46	155,134,000.00	4.76
17	1,245,193,000.00	4.28	47	146,648,000.00	4.78
18	1,190,299,000.00	4.32	48	138,612,000.00	4.79
19	1,136,261,000.00	4.35	49	131,002,000.00	4.81
20	1,083,165,000.00	4.41	50	123,796,000.00	4.83
21	1,031,093,000.00	4.48	51	116,971,000.00	4.84
22	980,119,000.00	4.46	52	110,508,000.00	4.86
23	930,312,000.00	4.48	53	104,387,000.00	4.87
24	881,735,000.00	4.49	54	98,590,000.00	4.89
25	652,895,000.00	4.46	55	93,100,000.00	4.90
26	571,937,000.00	4.48	56	87,901,000.00	4.91
27	509,776,000.00	4.50	57	82,977,000.00	4.91
28	460,654,000.00	4.52	58	78,314,000.00	4.92
29	421,059,000.00	4.53	59	73,897,000.00	4.93
30	388,683,000.00	4.55	60	69,717,000.00	4.93

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, A4 and A5 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target (1);

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates any Deferred Amounts (1);

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

(1)  Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their group subordinate amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC (39.82%), Option One (23.15%), Finance America (20.27%) and Aurora (14.71%) and as of the Closing Date are serviced by Option One (62.89%), Ocwen (17.40%), Aurora (15.31%), JPMorgan Chase (2.93%), and Wells Fargo (1.47%).  Approximately 99.62% of the Mortgage Loans serviced by Ocwen will be transferred to Chase on May 1, 2005.  Approximately 0.03% of the Mortgage Loans serviced by Option One will be transferred to Chase on May 1, 2005.  Approximately 63.17% of the Mortgage Loans serviced by Option One will be transferred to another servicer on June 1, 2005.

Mortgage Insurance

Approximately 82.86% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI, RMIC and certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4 and A5 will have limited protection by means of the subordination of the Class M Certificates.  Classes A1, A2, A3, A4 and A5 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M Certificates will be reduced by the Applied Loss Amount in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 46% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

May 2008 to April 2009

2.75% for the first month, plus an additional 1/12th of 1.00% for each month thereafter

May 2009 to April 2010

3.75% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

May 2010 to April 2011

4.50% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

May 2011 and thereafter

4.75%

Trigger Events (continued)

A “Sequential Trigger Event” is in effect on any Distribution Date if (a) before the 37th Distribution Date, the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of Cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds 2.75%, or (b) on or after the 37th Distribution Date, a Trigger Event is in effect.

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Nicola Hudson	(212) 438-1715
Moody’s	Mike Labuskes	(212) 553-2935
Fitch	Randy Fabian	(212) 908-0268

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-4
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	Swiss Re Financial Products Corporation
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in May 2005.
Cut-Off Date:	April 1, 2005
Pricing Date:	March 15, 2005
Closing Date:	April 29, 2005
Settlement Date:	April 29, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	April 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:

The servicing fee for approximately 76.85% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 23.15% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.

Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible

Summary of Terms (continued)
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.33	1.04	0.85	0.71	0.61
Window (mos)	1-35	1-28	1-23	1-19	1-16
Expected Final Mat.	3/25/2008	8/25/2007	3/25/2007	11/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	5.01	3.87	3.00	2.28	1.90
Window (mos)	35-98	28-77	23-62	19-52	16-32
Expected Final Mat.	6/25/2013	9/25/2011	6/25/2010	8/25/2009	12/25/2007

Class A3
Avg. Life (yrs)	9.62	7.60	6.17	5.18	3.74
Window (mos)	98-120	77-95	62-77	52-65	32-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class A4
Avg. Life (yrs)	3.44	2.69	2.15	1.73	1.38
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class A5
Avg. Life (yrs)	3.44	2.69	2.15	1.73	1.38
Window (mos)	1-120	1-95	1-77	1-65	1-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M1
Avg. Life (yrs)	6.48	5.22	4.57	4.35	4.48
Window (mos)	37-120	39-95	42-77	46-65	51-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M2
Avg. Life (yrs)	6.48	5.20	4.49	4.17	4.13
Window (mos)	37-120	39-95	41-77	43-65	46-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M3
Avg. Life (yrs)	6.48	5.19	4.45	4.08	3.93
Window (mos)	37-120	38-95	40-77	42-65	44-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M4
Avg. Life (yrs)	6.48	5.18	4.42	4.02	3.82
Window (mos)	37-120	38-95	39-77	40-65	42-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M5
Avg. Life (yrs)	6.48	5.18	4.41	3.97	3.73
Window (mos)	37-120	38-95	38-77	39-65	41-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M6
Avg. Life (yrs)	6.48	5.17	4.38	3.93	3.66
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M7
Avg. Life (yrs)	6.48	5.17	4.38	3.90	3.61
Window (mos)	37-120	37-95	38-77	38-65	39-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M8
Avg. Life (yrs)	6.48	5.17	4.36	3.88	3.57
Window (mos)	37-120	37-95	37-77	38-65	38-55
Expected Final Mat.	4/25/2015	3/25/2013	9/25/2011	9/25/2010	11/25/2009

Class M9
Avg. Life (yrs)	6.23	4.96	4.19	3.71	3.43
Window (mos)	37-119	37-94	37-76	37-64	37-54
Expected Final Mat.	3/25/2015	2/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M10
Avg. Life (yrs)	5.60	4.46	3.78	3.35	3.12
Window (mos)	37-93	37-73	37-60	37-50	37-42
Expected Final Mat.	1/25/2013	5/25/2011	4/25/2010	6/25/2009	10/25/2008

Class M11
Avg. Life (yrs)	4.37	3.56	3.19	3.08	3.07
Window (mos)	37-72	37-57	37-46	37-39	37-37
Expected Final Mat.	4/25/2011	1/25/2010	2/25/2009	7/25/2008	5/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.33	1.04	0.85	0.71	0.61
Window (mos)	1-35	1-28	1-23	1-19	1-16
Expected Final Mat.	3/25/2008	8/25/2007	3/25/2007	11/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	5.01	3.87	3.00	2.28	1.90
Window (mos)	35-98	28-77	23-62	19-52	16-32
Expected Final Mat.	6/25/2013	9/25/2011	6/25/2010	8/25/2009	12/25/2007

Class A3
Avg. Life (yrs)	11.90	9.45	7.72	6.44	4.80
Window (mos)	98-253	77-205	62-170	52-142	32-121
Expected Final Mat.	5/25/2026	5/25/2022	6/25/2019	2/25/2017	5/25/2015

Class A4
Avg. Life (yrs)	3.73	2.93	2.34	1.89	1.51
Window (mos)	1-254	1-207	1-171	1-144	1-122
Expected Final Mat.	6/25/2026	7/25/2022	7/25/2019	4/25/2017	6/25/2015

Class A5
Avg. Life (yrs)	3.73	2.93	2.34	1.89	1.51
Window (mos)	1-254	1-207	1-171	1-144	1-122
Expected Final Mat.	6/25/2026	7/25/2022	7/25/2019	4/25/2017	6/25/2015

Class M1
Avg. Life (yrs)	7.11	5.73	5.00	4.70	4.83
Window (mos)	37-204	39-165	42-135	46-113	51-96
Expected Final Mat.	4/25/2022	1/25/2019	7/25/2016	9/25/2014	4/25/2013

Class M2
Avg. Life (yrs)	7.08	5.68	4.90	4.50	4.41
Window (mos)	37-194	39-156	41-128	43-107	46-91
Expected Final Mat.	6/25/2021	4/25/2018	12/25/2015	3/25/2014	11/25/2012

Class M3
Avg. Life (yrs)	7.04	5.64	4.83	4.38	4.19
Window (mos)	37-183	38-147	40-121	42-101	44-85
Expected Final Mat.	7/25/2020	7/25/2017	5/25/2015	9/25/2013	5/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M4
Avg. Life (yrs)	7.00	5.60	4.77	4.30	4.06
Window (mos)	37-177	38-140	39-115	40-96	42-81
Expected Final Mat.	1/25/2020	12/25/2016	11/25/2014	4/25/2013	1/25/2012

Class M5
Avg. Life (yrs)	6.94	5.54	4.71	4.21	3.94
Window (mos)	37-167	38-133	38-109	39-91	41-77
Expected Final Mat.	3/25/2019	5/25/2016	5/25/2014	11/25/2012	9/25/2011

Class M6
Avg. Life (yrs)	6.85	5.46	4.62	4.12	3.83
Window (mos)	37-156	37-123	38-101	39-84	40-71
Expected Final Mat.	4/25/2018	7/25/2015	9/25/2013	4/25/2012	3/25/2011

Class M7
Avg. Life (yrs)	6.72	5.35	4.54	4.02	3.72
Window (mos)	37-145	37-114	38-93	38-78	39-66
Expected Final Mat.	5/25/2017	10/25/2014	1/25/2013	10/25/2011	10/25/2010

Class M8
Avg. Life (yrs)	6.55	5.22	4.41	3.91	3.60
Window (mos)	37-130	37-103	37-84	38-70	38-59
Expected Final Mat.	2/25/2016	11/25/2013	4/25/2012	2/25/2011	3/25/2010

Class M9
Avg. Life (yrs)	6.23	4.96	4.19	3.71	3.43
Window (mos)	37-119	37-94	37-76	37-64	37-54
Expected Final Mat.	3/25/2015	2/25/2013	8/25/2011	8/25/2010	10/25/2009

Class M10
Avg. Life (yrs)	5.60	4.46	3.78	3.35	3.12
Window (mos)	37-93	37-73	37-60	37-50	37-42
Expected Final Mat.	1/25/2013	5/25/2011	4/25/2010	6/25/2009	10/25/2008

Class M11
Avg. Life (yrs)	4.37	3.56	3.19	3.08	3.07
Window (mos)	37-72	37-57	37-46	37-39	37-37
Expected Final Mat.	4/25/2011	1/25/2010	2/25/2009	7/25/2008	5/25/2008

Available Funds Cap Schedule* (1)(2)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.36650	6.41448	6.39189	31	14.91076	14.93945	14.92594
2	22.26698	22.31348	22.29158	32	15.19179	15.21970	15.20655
3	22.82673	22.87485	22.85219	33	14.52660	14.55442	14.54132
4	21.98129	22.02791	22.00596	34	14.57266	14.62217	14.59885
5	21.87244	21.91953	21.89735	35	16.32371	16.35009	16.33767
6	22.48908	22.53781	22.51486	36	15.12930	15.15403	15.14238
7	21.65494	21.70217	21.67993	37	15.48762	15.51377	15.50146
8	22.26460	22.31348	22.29046	38	14.85441	14.87892	14.86738
9	21.48580	21.53388	21.51124	39	15.21392	15.23931	15.22735
10	21.44439	21.49254	21.46986	40	14.77135	14.81318	14.79347
11	23.65124	23.70342	23.67885	41	15.38228	15.39901	15.39113
12	21.30196	21.34916	21.32693	42	15.76883	15.78618	15.77800
13	21.84548	21.89432	21.87132	43	15.14089	15.15827	15.15007
14	20.96214	21.00948	20.98718	44	15.52230	15.54032	15.53182
15	21.46825	21.51724	21.49417	45	14.90793	14.92544	14.91717
16	20.57256	20.62005	20.59768	46	14.80742	14.82726	14.81790
17	20.35326	20.40122	20.37864	47	16.84854	16.85558	16.85226
18	20.77961	20.82925	20.80587	48	15.11211	15.11853	15.11550
19	19.85939	19.90749	19.88484	49	15.50631	15.51341	15.51005
20	20.22582	20.27141	20.24994	50	14.90261	14.90955	14.90627
21	19.26228	19.30847	19.28672	51	15.29734	15.30459	15.30116
22	19.51135	19.60319	19.55994	52	14.71558	14.72495	14.72052
23	22.80244	22.83624	22.82032	53	14.73016	14.73806	14.73432
24	20.29650	20.32707	20.31267	54	15.12361	15.13186	15.12796
25	17.98661	18.01825	18.00335	55	14.54563	14.55369	14.54988
26	16.48517	16.51410	16.50047	56	14.93941	14.94781	14.94384
27	16.31262	16.34310	16.32875	57	14.37327	14.38148	14.37760
28	15.41057	15.45478	15.43396	58	14.29960	14.30944	14.30479
29	15.56786	15.59864	15.58415	59	15.80085	15.82982	15.81611
30	15.73659	15.76846	15.75345	60	14.19314	14.21940	14.20697

(1)

Based on one-month LIBOR, six-month LIBOR and one-year CMT of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	3.07%	31	3.36%
2	2.71%	32	3.51%
3	2.65%	33	3.33%
4	2.42%	34	3.36%
5	2.32%	35	3.97%
6	2.34%	36	3.63%
7	2.10%	37	3.77%
8	2.14%	38	3.65%
9	1.94%	39	3.82%
10	1.91%	40	3.67%
11	2.27%	41	3.79%
12	1.77%	42	3.96%
13	1.88%	43	3.79%
14	1.68%	44	3.95%
15	1.80%	45	3.78%
16	1.61%	46	3.79%
17	1.58%	47	4.31%
18	1.69%	48	3.82%
19	1.50%	49	3.98%
20	1.60%	50	3.81%
21	1.36%	51	3.97%
22	1.82%	52	3.81%
23	3.67%	53	3.84%
24	3.17%	54	4.00%
25	3.38%	55	3.83%
26	3.20%	56	3.99%
27	3.35%	57	3.82%
28	3.18%	58	3.84%
29	3.45%	59	4.39%
30	3.60%	60	3.89%

(1)

Based on gradually increasing on one-month LIBOR, six-month LIBOR and one-year CMT.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR and one-year CMT curves. Other assumptions include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	21.83	16.204
M2	17.61	13.968
M3	15.31	12.617
M4	13.28	11.334
M5	11.44	10.091
M6	10.11	9.139
M7	8.77	8.131
M8	8.00	7.528
M9	6.86	6.601
M10	6.01	5.883
M11	4.86	4.870

SAIL 2005-4 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	5,947	$1,056,426,651.15	69.72%	7.450%	100.00%	604	80.35%	56.18%	33.54%
2/13 ARM (Libor)	3	313,445.32	0.02	7.325	100.00	628	80.66	53.12	65.75
2/18 ARM (Libor)	1	138,153.11	0.01	7.600	100.00	578	80.00	0.00	0.00
3/27 ARM (Libor)	780	148,329,378.88	9.79	7.274	100.00	627	81.63	51.43	40.66
5/25 ARM (Libor)	50	12,157,550.79	0.80	6.716	100.00	637	78.81	66.96	43.20
15/15 ARM (Libor)	1	49,966.45	0.00	11.300	100.00	508	69.44	100.00	0.00
6 Month Libor ARM	4	720,473.58	0.05	7.529	100.00	608	80.38	18.09	18.09
1 Year ARM (CMT)	1	282,439.41	0.02	6.875	100.00	664	80.00	100.00	0.00
Balloon	981	57,178,795.84	3.77	10.193	0.00	659	98.28	67.72	0.57
Fixed Rate	1,564	239,670,465.11	15.82	7.168	0.00	632	76.58	65.71	32.39
Subtotal (Non-IO):	9,332	$1,515,267,319.64	100.00%	7.486%	80.41%	613	80.54%	57.73%	32.87%

Interest-Only Loans:
2/28 ARM (Libor)	1,747	$507,947,424.00	78.31%	6.723%	100.00%	646	82.63%	53.16%	36.47%
3/27 ARM (Libor)	466	124,188,829.58	19.15	6.569	100.00	652	77.85	34.90	14.91
5/25 ARM (Libor)	19	4,735,888.59	0.73	6.270	100.00	636	76.79	67.98	7.50
Fixed Rate	39	11,733,800.88	1.81	6.618	0.00	660	79.20	50.21	28.69
Subtotal (IO Loans):	2,271	$648,605,943.05	100.00%	6.689%	98.19%	647	81.61%	49.72%	31.99%

Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	10	$2,084,423.33	0.32%	5.769%	100.00%	652	78.20%	73.91%	0.00%
36	2	605,928.83	0.09	6.291	100.00	636	85.77	72.18	72.18
60	2,247	642,304,728.89	99.03	6.692	98.34	647	81.64	49.58	32.23
120	12	3,610,862.00	0.56	6.641	70.19	642	78.67	56.08	0.00
Total:	2,271	$648,605,943.05	100.00%	6.689%	98.19%	647	81.61%	49.72%	31.99%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,010	$37,036,272.36	1.71%	9.801%	37.67%	625	89.08%	71.05%	12.61%
50,000.01 - 100,000.00	2,448	184,385,554.00	8.52	8.382	67.91	616	82.00	70.94	20.25
100,000.01 - 150,000.00	2,347	293,641,150.38	13.57	7.513	80.33	615	79.84	66.75	25.37
150,000.01 - 200,000.00	1,722	301,114,656.09	13.92	7.216	86.80	617	79.80	59.04	30.25
200,000.01 - 250,000.00	1,172	262,570,602.96	12.13	7.115	88.20	620	80.30	54.50	32.92
250,000.01 - 300,000.00	980	269,050,611.76	12.43	6.961	88.81	625	79.97	49.57	31.58
300,000.01 - 350,000.00	607	197,109,618.97	9.11	7.015	92.37	623	81.95	48.44	40.05
350,000.01 - 400,000.00	460	171,950,420.57	7.95	6.908	91.32	627	82.12	48.97	42.61
400,000.01 - 450,000.00	284	120,972,469.84	5.59	6.918	89.86	632	83.28	45.03	48.84
450,000.01 - 500,000.00	238	113,522,075.25	5.25	6.879	90.03	636	82.16	47.04	43.59
500,000.01 - 550,000.00	116	60,903,898.20	2.81	6.934	92.16	641	83.56	42.98	47.34
550,000.01 - 600,000.00	88	50,822,871.45	2.35	6.775	95.50	639	82.65	54.51	43.16
600,000.01 - 650,000.00	62	39,243,209.11	1.81	6.888	91.98	627	79.33	51.86	29.06
650,000.01 >=	69	61,549,851.75	2.84	6.936	93.55	638	71.61	45.53	6.02
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,491	$2,101,628,635.55	97.12%	7.154%	88.28%	622	80.30%	54.96%	33.57%
2nd Lien	1,112	62,244,627.14	2.88	10.368	0.00	657	99.88	67.59	0.00
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,624	$1,153,081,858.47	53.29%	7.154%	83.93%	611	78.00%	54.72%	32.19%
Purchase	4,754	781,965,491.17	36.14	7.398	88.37	648	84.88	53.56	31.56
Rate/Term Refinance	820	149,984,812.97	6.93	7.225	85.74	609	81.00	60.49	35.74
Debt Consolidation	405	78,841,100.08	3.64	7.137	86.04	593	82.68	71.87	43.09
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	10,117	$1,931,796,512.01	89.27%	7.195%	85.10%	620	80.71%	56.22%	30.81%
Investment	1,355	202,346,682.70	9.35	7.726	91.46	655	82.71	50.41	50.18
Second Home	131	29,730,067.98	1.37	7.342	88.47	639	77.88	30.72	29.96
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,146	$70,470,441.07	3.26%	9.707%	0.44%	651	93.13%	68.21%	3.98%
181 - 240	128	9,752,121.42	0.45	9.054	1.42	637	86.75	60.34	12.75
241 - 360	10,329	2,083,650,700.20	96.29	7.155	89.02	622	80.42	54.87	33.67
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,146	$70,470,441.07	3.26%	9.707%	0.44%	651	93.13%	68.21%	3.98%
181 - 240	128	9,752,121.42	0.45	9.054	1.42	637	86.75	60.34	12.75
241 - 360	10,329	2,083,650,700.20	96.29	7.155	89.02	622	80.42	54.87	33.67
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,808	$754,494,178.90	34.87%	6.896%	88.23%	627	80.11%	53.01%	33.14%
NY	554	149,558,522.86	6.91	7.269	77.52	632	80.28	32.77	38.54
IL	759	132,088,812.27	6.10	7.602	93.39	629	83.35	55.93	41.39
FL	869	130,415,954.18	6.03	7.485	81.83	622	81.30	51.48	31.50
NJ	382	83,411,964.10	3.85	7.471	85.53	609	78.66	48.85	34.33
AZ	546	80,200,569.81	3.71	7.292	86.29	626	83.22	66.29	28.64
TX	632	64,649,219.36	2.99	7.918	73.17	607	81.17	63.79	18.78
NV	285	61,829,943.30	2.86	7.073	92.88	625	80.00	47.60	27.63
MI	466	52,383,097.43	2.42	7.793	85.65	608	83.98	72.37	32.36
MN	323	51,435,852.12	2.38	7.591	90.04	629	84.00	51.11	33.59
Other	3,979	603,405,148.36	27.89	7.382	84.04	619	80.82	62.72	31.01
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	756	$131,627,285.11	6.26%	6.931%	74.51%	599	50.51%	44.06%	0.00%
60.01 - 70.00%	1,004	213,413,676.57	10.15	7.107	80.72	594	66.60	47.26	0.00
70.01 - 80.00%	4,629	905,044,190.90	43.06	6.974	90.37	624	78.74	51.40	0.00
80.01 - 85.00%
With MI:	859	176,677,093.60	8.41	7.175	85.59	618	84.42	58.64	100.00
Without MI:	256	42,002,645.84	2.00	7.802	96.78	568	84.77	72.57	0.00
85.01 - 90.00%
With MI:	1,513	341,085,718.12	16.23	7.242	88.82	641	89.68	55.56	100.00
Without MI:	359	59,883,983.68	2.85	7.866	98.33	589	89.70	72.16	0.00
90.01 - 95.00%
With MI:	646	143,952,884.35	6.85	7.351	89.39	656	94.69	70.16	100.00
Without MI:	233	39,864,047.94	1.90	8.022	98.55	596	94.53	84.09	0.00
95.01 - 100.00%
With MI:	205	43,886,765.43	2.09	7.917	94.40	676	99.86	60.97	100.00
Without MI:	31	4,190,344.01	0.20	7.941	93.49	636	98.85	72.31	0.00
Subtotal (First Lien):	10,491	$2,101,628,635.55	100.00%	7.154%	88.28%	622	80.30%	54.96%	33.57%

Second Lien Loans:
85.01 - 90.00%	1	$97,956.64	0.16%	10.000%	0.00%	647	90.00%	100.00%	0.00%
90.01 - 95.00%	23	1,111,509.75	1.79	10.403	0.00	644	94.89	59.96	0.00
95.01 - 100.00%	1,088	61,035,160.75	98.06	10.368	0.00	657	99.98	67.68	0.00
Subtotal (Second Lien):	1,112	$62,244,627.14	100.00%	10.368%	0.00%	657	99.88%	67.59%	0.00%

Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	3,163	$689,426,578.74	32.80%	7.284%	88.46%	633	83.06%	56.08%	80.91%
60.01 - 70.00%	1,794	356,542,215.06	16.97	7.058	78.65	613	74.89	53.18	40.14
70.01 - 80.00%	4,655	909,718,820.28	43.29	6.975	90.39	624	78.80	51.51	0.51
80.01 - 85.00%	256	42,002,645.84	2.00	7.802	96.78	568	84.77	72.57	0.00
85.01 - 90.00%	359	59,883,983.68	2.85	7.866	98.33	589	89.70	72.16	0.00
90.01 - 95.00%	233	39,864,047.94	1.90	8.022	98.55	596	94.53	84.09	0.00
95.01 - 100.00%	31	4,190,344.01	0.20	7.941	93.49	636	98.85	72.31	0.00
Subtotal (First Lien):	10,491	$2,101,628,635.55	100.00%	7.154%	88.28%	622	80.30%	54.96%	33.57%

Second Lien Loans:
85.01 - 90.00%	1	$97,956.64	0.16%	10.000%	0.00%	647	90.00%	100.00%	0.00%
90.01 - 95.00%	23	1,111,509.75	1.79	10.403	0.00	644	94.89	59.96	0.00
95.01 - 100.00%	1,088	61,035,160.75	98.06	10.368	0.00	657	99.98	67.68	0.00
Subtotal (Second Lien):	1,112	$62,244,627.14	100.00%	10.368%	0.00%	657	99.88%	67.59%	0.00%

Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

*Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	743	$127,081,627.06	6.05%	6.931%	74.72%	598	50.30%	44.72%	0.00%
60.01 - 70.00%	938	198,304,832.21	9.44	7.095	79.74	591	66.40	48.77	0.00
70.01 - 80.00%	2,367	458,490,503.11	21.82	7.225	85.52	598	77.56	46.42	0.00
80.01 - 85.00%
With MI:	796	167,548,203.73	7.97	7.143	85.02	617	84.43	58.93	100.00
Without MI:	237	43,422,039.70	2.07	7.655	96.49	573	83.37	67.94	0.00
85.01 - 90.00%
With MI:	1,457	332,764,532.60	15.83	7.222	88.69	641	89.66	55.59	100.00
Without MI:	473	96,686,492.92	4.60	7.364	98.38	615	84.22	47.38	0.00
90.01 - 95.00%
With MI:	681	149,778,967.59	7.13	7.365	89.57	655	94.35	69.26	100.00
Without MI:	528	99,750,613.80	4.75	7.397	94.73	628	85.54	51.92	0.00
95.01 - 100.00%
With MI:	289	55,510,757.58	2.64	7.930	94.64	669	97.35	60.16	100.00
Without MI:	1,982	372,290,065.25	17.71	6.742	95.17	648	80.11	64.67	0.00
Subtotal (First Lien):	10,491	$2,101,628,635.55	100.00%	7.154%	88.28%	622	80.30%	54.96%	33.57%

Second Lien Loans:
85.01 - 90.00%	1	$97,956.64	0.16%	10.000%	0.00%	647	90.00%	100.00%	0.00%
90.01 - 95.00%	23	1,111,509.75	1.79	10.403	0.00	644	94.89	59.96	0.00
95.01 - 100.00%	1,088	61,035,160.75	98.06	10.368	0.00	657	99.98	67.68	0.00
Subtotal (Second Lien):	1,112	$62,244,627.14	100.00%	10.368%	0.00%	657	99.88%	67.59%	0.00%

Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	21	$2,533,268.61	0.12%	8.910%	97.44%	0	70.52%	47.88%	12.51%
500 - 520	491	81,708,253.23	3.78	8.328	94.87	511	72.30	63.61	5.48
521 - 540	707	121,474,401.13	5.61	8.054	93.40	531	74.56	62.81	12.25
541 - 560	846	141,676,772.81	6.55	7.707	90.18	550	76.37	63.85	17.46
561 - 580	924	161,231,103.46	7.45	7.519	85.09	571	78.10	67.87	27.01
581 - 600	1,394	227,612,959.57	10.52	7.420	86.29	591	80.45	71.54	26.46
601 - 620	1,461	279,489,972.02	12.92	7.167	86.54	611	81.65	63.31	35.50
621 - 640	1,437	295,613,714.52	13.66	6.975	87.16	631	82.07	52.44	39.49
641 - 660	1,433	299,429,328.88	13.84	7.022	84.76	650	81.80	43.09	37.63
661 - 680	1,215	232,862,075.12	10.76	6.918	84.35	669	83.25	42.82	34.17
681 - 700	719	137,933,128.58	6.37	6.942	79.43	690	84.08	46.28	42.09
701 - 720	394	74,190,909.40	3.43	7.097	75.97	710	85.28	42.24	51.26
721 - 740	240	50,660,051.35	2.34	6.866	80.93	729	86.25	46.84	55.83
741 - 760	173	29,527,435.53	1.36	6.848	72.12	750	83.29	41.49	39.01
761 - 780	105	19,921,570.58	0.92	6.885	82.95	770	85.61	54.13	46.80
781 >=	43	8,008,317.90	0.37	7.091	75.17	788	86.12	29.05	49.70
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	8,567	$1,532,722,341.89	70.83%	7.253%	85.33%	618	80.42%	56.48%	31.52%
PUD	1,171	250,128,867.12	11.56	7.128	87.64	626	81.99	58.93	28.80
2-4 Family	985	232,820,096.88	10.76	7.316	85.39	642	81.80	45.36	43.41
Condo	826	142,513,748.28	6.59	7.259	88.45	639	82.27	51.43	34.02
Manufactured Housing	54	5,688,208.52	0.26	7.658	58.52	632	77.52	91.86	15.14
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$450,881,862.17	$79,522,120.56	$1,028,317,060.93	$5,653,031.49	$0.00	$0.00	$1,564,374,075.15
3/27 ARM (Libor)	124,682,777.52	5,313,279.69	8,435,982.74	134,086,168.51	0.00	0.00	272,518,208.46
Fixed Rate	55,513,880.20	24,706,854.98	11,147,262.04	159,882,982.08	0.00	153,286.69	251,404,265.99
Balloon	14,981,656.70	893,260.48	17,423,263.66	23,880,615.00	0.00	0.00	57,178,795.84
5/25 ARM (Libor)	5,413,601.55	1,242,925.30	2,504,994.25	7,731,918.28	0.00	0.00	16,893,439.38
6 Month Libor ARM	452,128.76	0.00	268,344.82	0.00	0.00	0.00	720,473.58
2/13 ARM (Libor)	0.00	0.00	313,445.32	0.00	0.00	0.00	313,445.32
1 Year ARM (CMT)	282,439.41	0.00	0.00	0.00	0.00	0.00	282,439.41
2/18 ARM (Libor)	0.00	0.00	138,153.11	0.00	0.00	0.00	138,153.11
15/15 ARM (Libor)	0.00	0.00	49,966.45	0.00	0.00	0.00	49,966.45
Total:	$652,208,346.31	$111,678,441.01	$1,068,598,473.32	$331,234,715.36	$0.00	$153,286.69	$2,163,873,262.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	28.82%	5.08%	65.73%	0.36%	0.00%	0.00%	72.30%
3/27 ARM (Libor)	45.75	1.95	3.10	49.20	0.00	0.00	12.59
Fixed Rate	22.08	9.83	4.43	63.60	0.00	0.06	11.62
Balloon	26.20	1.56	30.47	41.76	0.00	0.00	2.64
5/25 ARM (Libor)	32.05	7.36	14.83	45.77	0.00	0.00	0.78
6 Month Libor ARM	62.75	0.00	37.25	0.00	0.00	0.00	0.03
2/13 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
15/15 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.00
Total:	30.14%	5.16%	49.38%	15.31%	0.00%	0.01%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,878	$1,344,870,627.78	62.15%	7.078%	83.91%	622	80.84%	57.70%	33.78%
None	3,514	652,208,346.31	30.14	7.506	89.19	627	80.45	47.16	30.32
2% of UPB	375	55,002,704.02	2.54	7.519	90.62	626	83.37	60.59	31.71
1% of Amount Prepaid	495	53,352,238.68	2.47	7.898	81.96	610	84.75	73.90	33.99
2% of Amount Prepaid	111	19,782,749.33	0.91	7.433	90.51	604	81.14	70.56	38.97
Other	230	38,656,596.57	1.79	7.335	87.00	622	79.44	69.60	26.52
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	7,109	$1,197,179,111.99	55.33%	7.197%	83.12%	614	82.16%	100.00%	35.15%
Stated	3,566	732,410,618.19	33.85	7.440	87.39	631	80.05	0.00	35.97
Limited	755	195,391,573.06	9.03	6.922	93.21	642	77.36	0.00	9.30
No Documentation	173	38,891,959.45	1.80	6.776	97.75	660	73.78	0.00	7.97
Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
<= 0.00	4	$648,867.80	0.05%	5.954%	100.00%	642	79.32%	100.00%	0.00%
0.01 - 5.00	15	2,556,144.47	0.21	7.515	80.22	606	81.69	100.00	43.31
5.01 - 10.00	46	6,863,009.80	0.57	6.878	86.70	639	80.54	100.00	45.81
10.01 - 15.00	83	11,442,420.66	0.96	7.392	82.00	628	82.26	100.00	40.75
15.01 - 20.00	220	26,807,890.22	2.24	7.562	83.39	604	79.78	100.00	29.49
20.01 - 25.00	429	62,459,843.75	5.22	7.312	84.23	608	80.55	100.00	37.84
25.01 - 30.00	618	94,255,648.63	7.87	7.182	83.29	609	80.24	100.00	33.68
30.01 - 35.00	809	128,118,929.13	10.70	7.269	80.80	613	81.72	100.00	37.88
35.01 - 40.00	1,149	191,782,413.55	16.02	7.203	83.14	618	82.75	100.00	38.26
40.01 - 45.00	1,481	251,701,838.54	21.02	7.157	84.29	619	83.22	100.00	37.50
45.01 - 50.00	1,554	278,766,331.34	23.29	7.201	82.65	615	83.32	100.00	33.06
50.01 - 55.00	636	128,047,584.98	10.70	7.090	83.63	608	80.59	100.00	29.11
55.01 - 60.00	63	12,841,635.80	1.07	7.027	78.37	613	75.67	100.00	19.82
60.01 - 65.00	2	886,553.32	0.07	5.893	100.00	616	84.23	100.00	39.65
Subtotal (Full Doc):	7,109	$1,197,179,111.99	100.00%	7.197%	83.12%	614	82.16%	100.00%	35.15%

Non-Full Doc Loans:
<= 0.00	234	$55,163,528.65	5.71%	6.858%	97.41%	656	75.18%	0.00%	6.04%
0.01 - 5.00	3	915,126.04	0.09	8.188	96.94	654	70.20	0.00	0.00
5.01 - 10.00	23	2,735,455.89	0.28	7.930	80.32	654	79.67	0.00	29.86
10.01 - 15.00	57	9,278,741.87	0.96	7.442	92.18	646	73.80	0.00	28.60
15.01 - 20.00	114	18,455,664.77	1.91	7.394	86.05	627	76.07	0.00	27.19
20.01 - 25.00	222	37,271,654.36	3.86	7.503	89.37	626	75.69	0.00	28.18
25.01 - 30.00	371	70,885,266.82	7.33	7.316	89.80	634	77.44	0.00	30.06
30.01 - 35.00	549	101,921,370.31	10.54	7.311	84.46	633	77.65	0.00	27.68
35.01 - 40.00	798	174,454,222.07	18.05	7.251	89.11	631	78.99	0.00	32.34
40.01 - 45.00	1,035	241,393,935.61	24.97	7.251	90.92	633	80.67	0.00	30.55
45.01 - 50.00	870	200,448,629.51	20.74	7.472	88.04	636	82.15	0.00	33.94
50.01 - 55.00	205	50,268,353.56	5.20	7.369	82.30	623	77.20	0.00	27.92
55.01 - 60.00	13	3,502,201.24	0.36	7.145	89.97	629	76.48	0.00	18.83
Subtotal (Non-Full Doc):	4,494	$966,694,150.70	100.00%	7.308%	88.99%	634	79.25%	0.00%	29.46%

Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	207	$50,662,022.72	2.73%	5.332%	100.00%	661	76.84%	69.95%	18.02%
5.501 - 6.000	760	197,271,937.56	10.63	5.852	100.00	648	77.72	61.90	21.00
6.001 - 6.500	1,184	301,291,896.70	16.24	6.316	100.00	639	78.93	59.87	26.73
6.501 - 7.000	1,648	381,186,442.27	20.55	6.814	100.00	627	81.02	53.09	36.06
7.001 - 7.500	1,423	311,978,554.92	16.82	7.302	100.00	619	81.61	48.09	36.23
7.501 - 8.000	1,417	273,058,580.88	14.72	7.783	100.00	610	82.57	45.81	42.67
8.001 - 8.500	935	159,769,296.17	8.61	8.279	100.00	600	83.38	50.51	44.47
8.501 - 9.000	709	103,629,791.18	5.59	8.770	100.00	581	83.43	51.73	35.83
9.001 - 9.500	320	35,914,892.41	1.94	9.264	100.00	571	82.13	59.04	29.98
9.501 - 10.000	227	23,788,697.42	1.28	9.757	100.00	562	82.97	60.45	22.15
10.001 - 10.500	102	8,768,750.28	0.47	10.257	100.00	553	77.65	64.39	18.95
10.501 - 11.000	54	5,054,712.91	0.27	10.786	100.00	543	77.29	47.45	3.69
11.001 >=	33	2,914,625.44	0.16	11.431	100.00	525	72.70	59.69	4.40
Subtotal (ARM Loans):	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

Fixed Rate Loans:
<= 5.500	5	$1,066,840.05	0.35%	5.341%	0.00%	678	69.12%	100.00%	0.00%
5.501 - 6.000	139	33,075,954.12	10.72	5.896	0.00	673	70.73	74.76	18.17
6.001 - 6.500	238	53,546,113.87	17.35	6.337	0.00	658	74.67	59.79	31.34
6.501 - 7.000	335	61,288,765.98	19.86	6.814	0.00	633	75.88	63.38	30.93
7.001 - 7.500	225	37,289,842.41	12.08	7.316	0.00	613	75.80	61.29	35.83
7.501 - 8.000	209	28,142,159.88	9.12	7.788	0.00	607	78.02	67.26	36.91
8.001 - 8.500	112	13,890,059.93	4.50	8.298	0.00	608	81.73	68.32	51.96
8.501 - 9.000	169	14,983,680.08	4.86	8.870	0.00	648	90.01	79.43	33.53
9.001 - 9.500	159	12,385,678.10	4.01	9.358	0.00	656	93.44	78.53	16.14
9.501 - 10.000	218	12,840,997.71	4.16	9.860	0.00	650	96.08	76.49	6.12
10.001 - 10.500	169	9,624,663.37	3.12	10.353	0.00	651	96.85	47.58	4.62
10.501 - 11.000	291	15,283,503.84	4.95	10.816	0.00	644	98.89	52.18	2.26
11.001 >=	315	15,164,802.49	4.91	11.422	0.00	611	98.87	67.15	0.00
Subtotal (Fixed Rate):	2,584	$308,583,061.83	100.00%	7.708%	0.00%	638	80.70%	65.50%	26.35%

Total:	11,603	$2,163,873,262.69	100.00%	7.247%	85.74%	623	80.86%	55.33%	32.61%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	32	$6,495,351.48	0.35%	5.910%	100.00%	665	79.47%	65.24%	13.75%
3.001 - 3.500	67	13,379,234.74	0.72	6.026	100.00	676	74.40	60.87	9.15
3.501 - 4.000	159	35,448,172.86	1.91	5.963	100.00	656	73.68	53.22	11.72
4.001 - 4.500	353	74,689,314.72	4.03	6.450	100.00	631	75.98	59.39	19.27
4.501 - 5.000	1,638	366,868,569.04	19.77	6.870	100.00	638	78.18	39.83	18.37
5.001 - 5.500	1,275	289,654,995.76	15.61	6.941	100.00	620	81.16	59.87	38.27
5.501 - 6.000	2,618	571,343,331.22	30.80	7.073	100.00	630	83.40	59.07	47.07
6.001 - 6.500	2,025	371,213,805.60	20.01	7.553	100.00	604	82.33	49.75	35.91
6.501 - 7.000	586	87,998,902.72	4.74	8.570	100.00	558	77.89	63.46	19.36
7.001 - 7.500	113	17,408,778.33	0.94	8.931	100.00	553	78.89	61.78	17.90
7.501 - 8.000	101	13,905,874.34	0.75	9.697	100.00	543	79.81	55.03	14.20
8.001 - 8.500	28	3,382,299.84	0.18	9.858	100.00	539	80.79	70.27	14.62
8.501 - 9.000	17	2,287,178.48	0.12	10.231	100.00	554	75.45	32.33	16.57
9.001 - 9.500	5	1,114,625.77	0.06	11.104	100.00	511	71.78	28.80	7.01
9.501 - 10.000	1	61,146.03	0.00	10.120	100.00	633	85.00	100.00	100.00
10.001 >=	1	38,619.93	0.00	12.875	100.00	543	65.00	100.00	0.00
Total:	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4	$720,473.58	0.04%	7.529%	100.00%	608	80.38%	18.09%	18.09%
1.250	1	296,000.00	0.02	7.250	100.00	663	80.00	0.00	0.00
1.500	10	2,309,474.11	0.12	7.007	100.00	627	77.88	64.66	3.67
2.000	3,310	735,795,986.81	39.66	7.100	100.00	631	80.89	47.33	32.54
3.000	5,614	1,094,370,914.47	58.99	7.229	100.00	613	80.95	58.16	35.06
5.000	21	4,754,284.15	0.26	6.128	100.00	645	75.90	69.68	7.47
5.250	1	535,000.00	0.03	6.250	100.00	568	83.72	100.00	0.00
5.330	1	149,260.42	0.01	6.330	100.00	655	90.00	0.00	0.00
5.550	1	342,692.92	0.02	6.550	100.00	523	69.29	100.00	0.00
5.900	1	494,000.00	0.03	6.900	100.00	584	95.00	100.00	0.00
6.000	46	11,490,184.40	0.62	6.725	100.00	637	77.34	33.10	1.21
6.275	1	188,000.00	0.01	7.250	100.00	615	80.00	100.00	0.00
6.500	1	236,000.00	0.01	8.250	100.00	653	80.00	0.00	0.00
7.000	7	3,607,930.00	0.19	6.558	100.00	644	79.75	0.00	13.22
Total:	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8,208	$1,661,617,599.52	89.56%	7.228%	100.00%	617	81.44%	57.42%	37.27%
1.500	12	2,708,284.49	0.15	7.198	100.00	618	77.30	55.14	10.31
2.000	791	189,148,858.42	10.20	6.667	100.00	656	76.11	20.78	2.51
3.000	2	443,590.81	0.02	6.675	100.00	632	69.16	0.00	0.00
6.000	6	1,371,867.62	0.07	6.715	100.00	655	78.80	9.10	0.00
Total:	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$358,093.33	0.02%	5.000%	100.00%	642	80.00%	100.00%	0.00%
10.001 - 10.500	13	3,454,462.00	0.19	5.284	100.00	693	76.11	73.80	0.00
10.501 - 11.000	35	8,117,349.64	0.44	5.444	100.00	678	77.82	62.94	7.36
11.001 - 11.500	148	34,047,994.28	1.84	5.425	100.00	655	77.06	63.05	19.47
11.501 - 12.000	489	122,749,326.61	6.62	5.863	100.00	644	77.02	50.56	18.90
12.001 - 12.500	830	211,559,473.56	11.40	6.267	100.00	637	78.36	56.20	26.24
12.501 - 13.000	1,216	284,002,034.11	15.31	6.581	100.00	630	79.59	58.11	28.06
13.001 - 13.500	1,229	280,889,423.00	15.14	6.952	100.00	625	80.58	54.95	30.24
13.501 - 14.000	1,512	319,777,256.50	17.24	7.275	100.00	620	81.60	51.99	38.95
14.001 - 14.500	1,139	218,322,474.12	11.77	7.696	100.00	612	82.11	52.30	39.56
14.501 - 15.000	1,022	177,990,597.27	9.59	8.102	100.00	600	83.96	49.09	46.31
15.001 - 15.500	574	91,357,449.60	4.92	8.484	100.00	599	84.78	50.19	48.72
15.501 - 16.000	429	61,186,472.02	3.30	9.025	100.00	585	85.06	48.11	40.36
16.001 - 16.500	198	23,088,367.78	1.24	9.539	100.00	572	81.87	52.80	34.01
16.501 - 17.000	108	11,915,962.27	0.64	10.051	100.00	566	81.48	50.76	23.21
17.001 - 17.500	39	3,949,141.29	0.21	10.639	100.00	541	75.19	58.29	10.39
17.501 - 18.000	27	2,081,123.08	0.11	11.178	100.00	540	74.66	65.75	5.59
18.001 - 18.500	5	191,058.13	0.01	11.291	100.00	524	67.14	32.22	0.00
18.501 - 19.000	4	213,522.34	0.01	11.786	100.00	533	62.72	69.57	0.00
19.501 >=	1	38,619.93	0.00	12.875	100.00	543	65.00	100.00	0.00
Total:	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	179	$42,070,448.25	2.27%	5.404%	100.00%	659	76.54%	65.75%	11.98%
5.501 - 6.000	766	199,234,288.56	10.74	5.841	100.00	650	77.58	62.96	21.16
6.001 - 6.500	1,227	311,841,307.55	16.81	6.307	100.00	638	79.08	59.75	27.59
6.501 - 7.000	1,642	380,101,638.13	20.49	6.814	100.00	627	81.02	53.22	35.96
7.001 - 7.500	1,422	311,868,753.21	16.81	7.303	100.00	619	81.58	48.11	36.05
7.501 - 8.000	1,408	271,404,642.65	14.63	7.784	100.00	610	82.62	45.87	42.90
8.001 - 8.500	935	159,803,179.02	8.61	8.280	100.00	600	83.39	50.52	44.52
8.501 - 9.000	708	103,363,165.65	5.57	8.769	100.00	580	83.39	51.77	35.60
9.001 - 9.500	319	35,551,087.86	1.92	9.266	100.00	571	82.10	58.62	30.29
9.501 - 10.000	225	23,363,818.01	1.26	9.759	100.00	563	82.85	59.73	20.74
10.001 - 10.500	103	8,807,370.21	0.47	10.269	100.00	553	77.59	64.55	18.87
10.501 - 11.000	54	5,054,712.91	0.27	10.786	100.00	543	77.29	47.45	3.69
11.001 - 11.500	18	1,855,932.15	0.10	11.212	100.00	522	72.56	50.69	2.70
11.501 - 12.000	13	969,856.70	0.05	11.777	100.00	530	73.17	78.40	8.06
Total:	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	15	$2,304,699.85	0.12%	7.938%	100.00%	609	85.54%	65.33%	27.89%
13 - 24	7,690	1,563,737,256.20	84.29	7.213	100.00	618	81.08	55.16	34.48
25 - 36	1,244	272,304,838.98	14.68	6.952	100.00	638	79.92	43.93	28.95
37 >=	70	16,943,405.83	0.91	6.605	100.00	636	78.22	67.34	33.09
Total:	9,019	$1,855,290,200.86	100.00%	7.170%	100.00%	621	80.89%	53.63%	33.65%

SAIL 2005-4 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,066	$434,281,425.80	67.85%	7.529%	100.00%	602	80.51%	52.96%	34.33%
2/13 ARM (Libor)	1	146,950.62	0.02	6.750	100.00	744	89.99	0.00	100.00
2/18 ARM (Libor)	1	138,153.11	0.02	7.600	100.00	578	80.00	0.00	0.00
3/27 ARM (Libor)	289	63,348,581.86	9.90	7.342	100.00	624	82.03	46.34	43.36
5/25 ARM (Libor)	15	5,074,153.38	0.79	6.759	100.00	643	83.12	59.66	55.87
6 Month Libor ARM	1	115,857.47	0.02	8.450	100.00	550	80.00	0.00	0.00
Balloon	452	31,606,689.97	4.94	10.069	0.00	661	97.65	68.09	0.16
Fixed Rate	616	105,354,992.54	16.46	7.135	0.00	635	77.24	63.68	31.64
Subtotal (Non-IOs):	3,441	$640,066,804.75	100.00%	7.565%	78.60%	613	80.99%	54.84%	33.27%

Interest-Only Loans:
2/28 ARM (Libor)	805	$301,092,895.04	80.23%	6.724%	100.00%	645	83.20%	53.62%	41.19%
3/27 ARM (Libor)	183	65,606,472.60	17.48	6.634	100.00	650	75.86	27.12	15.39
5/25 ARM (Libor)	7	2,026,150.00	0.54	6.565	100.00	637	77.52	38.72	0.00
Fixed Rate	17	6,555,537.30	1.75	6.520	0.00	664	81.22	45.14	30.21
Subtotal (IO Loans):	1,012	$375,281,054.94	100.00%	6.704%	98.25%	646	81.85%	48.76%	36.27%

Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	5	$1,487,443.33	0.40%	5.587%	100.00%	652	79.21%	80.28%	0.00%
60	1,001	371,442,161.61	98.98	6.710	98.34	646	81.88	48.55	36.64
120	6	2,351,450.00	0.63	6.447	82.79	642	79.83	61.39	0.00
Total:	1,012	$375,281,054.94	100.00%	6.704%	98.25%	646	81.85%	48.76%	36.27%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	357	$13,120,943.65	1.29%	9.847%	40.80%	621	88.58%	72.24%	11.75%
50,000.01 - 100,000.00	909	67,769,617.12	6.67	8.731	58.96	618	83.65	71.51	19.18
100,000.01 - 150,000.00	779	97,137,694.43	9.57	7.906	72.18	614	81.37	67.25	24.18
150,000.01 - 200,000.00	499	86,893,975.95	8.56	7.384	82.46	614	80.38	57.67	34.65
200,000.01 - 250,000.00	327	73,356,290.47	7.22	7.284	87.88	621	82.02	56.44	37.55
250,000.01 - 300,000.00	275	75,362,959.12	7.42	7.025	85.62	625	79.70	46.39	29.53
300,000.01 - 350,000.00	179	58,237,211.19	5.74	7.145	89.94	617	81.61	48.63	39.41
350,000.01 - 400,000.00	341	128,696,022.62	12.68	6.926	93.27	625	82.06	48.43	41.60
400,000.01 - 450,000.00	251	107,099,365.47	10.55	6.913	91.68	629	82.74	42.27	45.37
450,000.01 - 500,000.00	212	101,290,878.32	9.98	6.858	90.70	635	82.11	47.68	42.87
500,000.01 - 550,000.00	111	58,326,957.22	5.74	6.927	92.70	639	83.58	44.01	46.81
550,000.01 - 600,000.00	85	49,149,161.83	4.84	6.778	96.51	637	82.62	54.09	42.35
600,000.01 - 650,000.00	59	37,356,930.55	3.68	6.875	91.58	626	79.75	52.82	28.87
650,000.01 >=	69	61,549,851.75	6.06	6.936	93.55	638	71.61	45.53	6.02
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,939	$981,366,127.77	96.65%	7.141%	88.84%	624	80.67%	52.02%	35.57%
2nd Lien	514	33,981,731.92	3.35	10.299	0.00	660	99.87	68.90	0.00
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,198	$561,893,994.33	55.34%	7.135%	85.08%	615	78.71%	52.61%	34.59%
Purchase	1,812	349,590,540.31	34.43	7.453	87.01	649	85.40	51.01	32.84
Rate/Term Refinance	296	65,596,246.73	6.46	7.215	84.83	611	81.04	54.24	36.07
Debt Consolidation	147	38,267,078.32	3.77	7.044	88.66	594	82.56	63.80	42.35
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,925	$919,789,542.25	90.59%	7.194%	85.31%	623	81.29%	53.45%	33.05%
Investment	471	78,077,156.24	7.69	7.832	91.46	652	82.91	49.05	52.76
Second Home	57	17,481,161.20	1.72	7.399	90.03	634	75.19	22.94	21.88
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	518	$36,728,238.24	3.62%	9.746%	0.40%	656	94.17%	69.90%	2.94%
181 - 240	59	4,640,707.49	0.46	9.350	2.98	650	90.42	58.98	13.43
241 - 360	3,876	973,978,913.96	95.93	7.142	89.48	624	80.78	51.91	35.66
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	518	$36,728,238.24	3.62%	9.746%	0.40%	656	94.17%	69.90%	2.94%
181 - 240	59	4,640,707.49	0.46	9.350	2.98	650	90.42	58.98	13.43
241 - 360	3,876	973,978,913.96	95.93	7.142	89.48	624	80.78	51.91	35.66
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,371	$445,163,291.52	43.84%	6.896%	89.00%	629	81.47%	54.38%	36.75%
NY	241	76,208,524.97	7.51	7.335	78.58	638	81.56	26.38	44.00
FL	292	51,586,233.45	5.08	7.590	78.98	623	81.92	51.60	36.32
IL	249	50,275,935.31	4.95	7.712	91.37	633	83.11	48.14	38.28
NJ	129	31,787,979.63	3.13	7.660	84.48	609	79.37	42.03	33.19
AZ	167	30,614,744.76	3.02	7.331	91.07	626	81.84	63.54	24.24
NV	97	25,821,680.69	2.54	7.219	94.30	626	80.62	36.26	24.99
TX	207	24,649,351.29	2.43	7.983	69.14	608	81.57	58.89	17.61
MI	171	20,833,126.23	2.05	7.884	85.48	600	83.10	66.67	31.45
CO	91	20,709,635.13	2.04	7.017	88.45	621	78.62	50.92	17.40
Other	1,438	237,697,356.71	23.41	7.525	82.80	619	80.73	58.83	31.55
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	272	$59,485,577.29	6.06%	6.938%	77.78%	603	51.27%	37.90%	0.00%
60.01 - 70.00%	371	103,729,441.56	10.57	7.124	83.11	600	66.88	41.04	0.00
70.01 - 80.00%	1,624	393,272,471.81	40.07	6.974	89.42	626	78.63	47.01	0.00
80.01 - 85.00%
With MI:	326	79,278,857.83	8.08	7.132	88.53	619	84.29	59.31	100.00
Without MI:	129	24,958,790.27	2.54	7.678	95.72	571	84.75	70.04	0.00
85.01 - 90.00%
With MI:	607	173,349,151.98	17.66	7.159	89.55	640	89.62	54.81	100.00
Without MI:	135	29,098,175.33	2.97	7.723	99.60	589	89.68	68.63	0.00
90.01 - 95.00%
With MI:	280	73,711,381.95	7.51	7.271	90.34	657	94.66	68.04	100.00
Without MI:	93	19,758,321.78	2.01	8.103	98.21	599	94.49	83.00	0.00
95.01 - 100.00%
With MI:	91	22,707,669.54	2.31	7.842	95.45	675	99.81	58.64	100.00
Without MI:	11	2,016,288.43	0.21	8.187	86.48	641	98.78	60.45	0.00
Subtotal (First Lien):	3,939	$981,366,127.77	100.00%	7.141%	88.84%	624	80.67%	52.02%	35.57%

Second Lien Loans:
85.01 - 90.00%	1	$97,956.64	0.29%	10.000%	0.00%	647	90.00%	100.00%	0.00%
90.01 - 95.00%	10	562,392.25	1.65	10.306	0.00	641	94.78	73.46	0.00
95.01 - 100.00%	503	33,321,383.03	98.06	10.299	0.00	660	99.98	68.74	0.00
Subtotal (Second Lien):	514	$33,981,731.92	100.00%	10.299%	0.00%	660	99.87%	68.90%	0.00%

Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,313	$354,749,993.77	36.15%	7.212%	90.01%	635	84.12%	54.07%	83.23%
60.01 - 70.00%	626	155,658,768.28	15.86	7.069	80.31	613	73.54	49.77	33.36
70.01 - 80.00%	1,632	395,125,789.91	40.26	6.974	89.47	626	78.68	47.13	0.47
80.01 - 85.00%	129	24,958,790.27	2.54	7.678	95.72	571	84.75	70.04	0.00
85.01 - 90.00%	135	29,098,175.33	2.97	7.723	99.60	589	89.68	68.63	0.00
90.01 - 95.00%	93	19,758,321.78	2.01	8.103	98.21	599	94.49	83.00	0.00
95.01 - 100.00%	11	2,016,288.43	0.21	8.187	86.48	641	98.78	60.45	0.00
Subtotal (First Lien):	3,939	$981,366,127.77	100.00%	7.141%	88.84%	624	80.67%	52.02%	35.57%

Second Lien Loans:
85.01 - 90.00%	1	$97,956.64	0.29%	10.000%	0.00%	647	90.00%	100.00%	0.00%
90.01 - 95.00%	10	562,392.25	1.65	10.306	0.00	641	94.78	73.46	0.00
95.01 - 100.00%	503	33,321,383.03	98.06	10.299	0.00	660	99.98	68.74	0.00
Subtotal (Second Lien):	514	$33,981,731.92	100.00%	10.299%	0.00%	660	99.87%	68.90%	0.00%

Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	263	$55,657,568.21	5.67%	6.928%	77.68%	601	50.93%	39.72%	0.00%
60.01 - 70.00%	343	94,067,143.27	9.59	7.095	81.32	596	66.62	43.42	0.00
70.01 - 80.00%	886	210,291,955.55	21.43	7.222	84.39	602	77.32	40.98	0.00
80.01 - 85.00%
With MI:	303	74,957,550.67	7.64	7.115	87.96	617	84.32	59.89	100.00
Without MI:	118	25,770,550.25	2.63	7.610	95.19	574	83.32	63.39	0.00
85.01 - 90.00%
With MI:	585	170,916,330.78	17.42	7.136	89.53	640	89.61	55.00	100.00
Without MI:	187	49,552,204.18	5.05	7.307	99.36	618	83.49	47.36	0.00
90.01 - 95.00%
With MI:	290	75,231,108.89	7.67	7.280	90.36	657	94.38	67.41	100.00
Without MI:	213	48,218,699.03	4.91	7.432	94.89	629	85.50	53.26	0.00
95.01 - 100.00%
With MI:	126	27,942,070.96	2.85	7.860	95.75	670	97.51	56.83	100.00
Without MI:	625	148,760,945.98	15.16	6.716	95.07	651	80.23	60.80	0.00
Subtotal (First Lien):	3,939	$981,366,127.77	100.00%	7.141%	88.84%	624	80.67%	52.02%	35.57%

Second Lien Loans:
85.01 - 90.00%	1	$97,956.64	0.29%	10.000%	0.00%	647	90.00%	100.00%	0.00%
90.01 - 95.00%	10	562,392.25	1.65	10.306	0.00	641	94.78	73.46	0.00
95.01 - 100.00%	503	33,321,383.03	98.06	10.299	0.00	660	99.98	68.74	0.00
Subtotal (Second Lien):	514	$33,981,731.92	100.00%	10.299%	0.00%	660	99.87%	68.90%	0.00%

Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	7	$1,048,741.58	0.10%	8.981%	93.81%	0	69.23%	21.67%	16.18%
500 - 520	189	33,800,554.41	3.33	8.506	95.87	511	72.00	58.32	3.64
521 - 540	291	55,593,462.43	5.48	8.145	94.10	531	75.11	59.79	12.27
541 - 560	304	61,231,218.54	6.03	7.720	90.51	550	76.38	56.74	15.40
561 - 580	347	70,203,679.05	6.91	7.546	86.61	571	78.08	64.37	27.19
581 - 600	506	100,062,401.23	9.85	7.412	87.71	591	81.21	66.21	28.65
601 - 620	580	139,643,947.44	13.75	7.147	85.42	611	81.86	61.50	37.60
621 - 640	542	142,592,011.90	14.04	6.996	88.17	630	82.84	49.78	43.95
641 - 660	543	142,776,508.33	14.06	7.041	84.95	650	81.44	38.82	38.42
661 - 680	484	113,269,999.16	11.16	6.954	83.32	669	84.11	43.29	37.79
681 - 700	282	68,390,562.52	6.74	6.926	80.35	691	84.84	51.46	43.67
701 - 720	154	35,820,597.53	3.53	7.085	78.85	710	85.74	42.32	47.99
721 - 740	105	25,597,691.17	2.52	6.842	81.49	729	86.27	46.49	57.77
741 - 760	69	13,496,778.54	1.33	6.894	63.24	750	82.15	34.03	28.88
761 - 780	35	8,202,857.24	0.81	6.629	76.71	772	83.44	65.41	41.04
781 >=	15	3,616,848.62	0.36	6.956	70.96	788	88.10	28.93	46.87
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,275	$724,722,415.39	71.38%	7.243%	85.68%	621	80.95%	53.54%	34.11%
PUD	471	131,914,667.03	12.99	7.124	88.44	628	81.96	57.20	29.64
2-4 Family	337	89,756,362.42	8.84	7.360	84.16	645	82.29	37.58	43.69
Condo	316	63,266,206.33	6.23	7.340	87.53	639	83.05	49.85	35.81
Manufactured Housing	54	5,688,208.52	0.56	7.658	58.52	632	77.52	91.86	15.14
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$200,224,190.79	$48,366,938.64	$484,894,452.37	$1,888,739.04	$0.00	$0.00	$735,374,320.84
3/27 ARM (Libor)	57,123,818.90	3,218,792.60	5,256,868.48	63,355,574.48	0.00	0.00	128,955,054.46
Fixed Rate	23,339,494.91	12,122,594.34	5,683,205.03	70,611,948.87	0.00	153,286.69	111,910,529.84
Balloon	8,011,041.02	329,985.31	10,556,524.32	12,709,139.32	0.00	0.00	31,606,689.97
5/25 ARM (Libor)	1,887,891.69	525,064.36	1,712,987.85	2,974,359.48	0.00	0.00	7,100,303.38
2/13 ARM (Libor)	0.00	0.00	146,950.62	0.00	0.00	0.00	146,950.62
2/18 ARM (Libor)	0.00	0.00	138,153.11	0.00	0.00	0.00	138,153.11
6 Month Libor ARM	115,857.47	0.00	0.00	0.00	0.00	0.00	115,857.47
Total:	$290,702,294.78	$64,563,375.25	$508,389,141.78	$151,539,761.19	$0.00	$153,286.69	$1,015,347,859.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	27.23%	6.58%	65.94%	0.26%	0.00%	0.00%	72.43%
3/27 ARM (Libor)	44.30	2.50	4.08	49.13	0.00	0.00	12.70
Fixed Rate	20.86	10.83	5.08	63.10	0.00	0.14	11.02
Balloon	25.35	1.04	33.40	40.21	0.00	0.00	3.11
5/25 ARM (Libor)	26.59	7.39	24.13	41.89	0.00	0.00	0.70
2/13 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
6 Month Libor ARM	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	28.63%	6.36%	50.07%	14.92%	0.00%	0.02%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,720	$660,082,231.31	65.01%	7.039%	84.44%	625	81.40%	55.75%	35.66%
None	1,303	290,702,294.78	28.63	7.605	89.22	631	80.73	41.34	31.55
1% of Amount Prepaid	189	21,529,153.46	2.12	8.072	81.58	599	83.99	72.99	33.88
2% of UPB	119	17,696,750.73	1.74	7.785	88.60	609	83.82	63.32	30.59
2% of Amount Prepaid	45	9,773,459.51	0.96	7.572	88.57	604	84.06	82.76	54.37
Other	77	15,563,969.90	1.53	7.370	85.04	622	79.91	69.47	25.10
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,657	$533,962,497.29	52.59%	7.180%	82.85%	618	83.05%	100.00%	38.49%
Stated	1,432	359,457,504.92	35.40	7.440	87.55	630	80.64	0.00	37.44
Limited	304	104,370,797.29	10.28	6.990	93.48	641	76.34	0.00	7.22
No Documentation	60	17,557,060.19	1.73	6.822	97.83	658	71.44	0.00	8.11
Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 - 5.00	5	$950,065.38	0.18%	8.048%	100.00%	587	85.81%	100.00%	70.38%
5.01 - 10.00	17	3,682,913.54	0.69	6.445	88.12	641	77.37	100.00	36.42
10.01 - 15.00	41	6,197,328.06	1.16	7.499	86.80	631	83.58	100.00	45.24
15.01 - 20.00	71	8,863,856.88	1.66	7.714	77.27	598	79.90	100.00	17.49
20.01 - 25.00	157	27,085,607.76	5.07	7.302	84.33	609	81.16	100.00	42.17
25.01 - 30.00	226	39,719,706.47	7.44	7.160	86.15	617	80.97	100.00	35.31
30.01 - 35.00	302	55,989,705.82	10.49	7.316	78.50	622	83.24	100.00	41.60
35.01 - 40.00	430	85,911,612.98	16.09	7.178	83.86	620	84.23	100.00	43.97
40.01 - 45.00	536	108,968,408.83	20.41	7.096	83.48	623	84.17	100.00	41.91
45.01 - 50.00	604	129,901,731.72	24.33	7.179	82.22	617	83.47	100.00	34.74
50.01 - 55.00	247	60,512,514.17	11.33	7.137	84.29	613	82.67	100.00	34.98
55.01 - 60.00	20	5,644,045.68	1.06	6.764	63.84	629	67.62	100.00	11.60
60.01 - 65.00	1	535,000.00	0.10	6.250	100.00	568	83.72	100.00	0.00
Subtotal (Full Doc):	2,657	$533,962,497.29	100.00%	7.180%	82.85%	618	83.05%	100.00%	38.49%

Non-Full Doc Loans:
<= 0.00	80	$25,098,296.25	5.21%	6.871%	97.78%	651	73.63%	0.00%	6.27%
0.01 - 5.00	2	887,137.91	0.18	8.124	100.00	655	70.53	0.00	0.00
5.01 - 10.00	7	918,131.44	0.19	8.139	70.54	663	81.76	0.00	20.80
10.01 - 15.00	14	3,523,885.71	0.73	7.464	98.58	642	65.23	0.00	11.56
15.01 - 20.00	37	8,089,231.69	1.68	7.455	82.58	621	74.13	0.00	23.14
20.01 - 25.00	81	16,645,597.67	3.46	7.626	86.12	618	76.56	0.00	27.28
25.01 - 30.00	146	34,291,736.87	7.12	7.264	89.95	633	77.12	0.00	29.36
30.01 - 35.00	202	44,699,985.19	9.29	7.440	84.56	633	78.00	0.00	26.04
35.01 - 40.00	327	90,833,352.27	18.87	7.269	91.07	629	78.72	0.00	31.29
40.01 - 45.00	418	119,034,506.91	24.73	7.218	90.62	632	80.50	0.00	30.42
45.01 - 50.00	388	109,571,525.41	22.76	7.442	87.70	639	82.91	0.00	35.81
50.01 - 55.00	90	26,381,026.67	5.48	7.420	83.88	620	77.98	0.00	34.28
55.01 - 60.00	4	1,410,948.41	0.29	7.652	100.00	630	80.69	0.00	24.10
Subtotal (Non-Full Doc):	1,796	$481,385,362.40	100.00%	7.320%	89.21%	633	79.37%	0.00%	29.82%

Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	73	$21,884,764.52	2.51%	5.335%	100.00%	665	77.64%	67.98%	22.80%
5.501 - 6.000	299	102,475,290.22	11.75	5.859	100.00	650	78.48	63.08	25.72
6.001 - 6.500	414	145,612,160.23	16.70	6.313	100.00	640	79.54	59.39	31.56
6.501 - 7.000	582	176,365,616.72	20.23	6.812	100.00	630	82.06	51.21	42.32
7.001 - 7.500	464	139,505,798.53	16.00	7.307	100.00	619	81.42	42.20	36.00
7.501 - 8.000	443	114,022,045.47	13.08	7.772	100.00	615	82.33	36.36	41.66
8.001 - 8.500	438	83,464,087.59	9.57	8.281	100.00	599	83.24	47.28	43.72
8.501 - 9.000	328	52,992,471.65	6.08	8.763	100.00	581	83.32	48.29	37.00
9.001 - 9.500	132	15,603,245.67	1.79	9.260	100.00	572	83.18	56.86	30.17
9.501 - 10.000	103	11,256,623.19	1.29	9.747	100.00	564	83.53	63.11	20.84
10.001 - 10.500	47	4,186,665.17	0.48	10.251	100.00	549	76.48	63.99	19.11
10.501 - 11.000	30	3,025,624.03	0.35	10.793	100.00	540	77.21	42.35	1.00
11.001 >=	15	1,436,246.89	0.16	11.331	100.00	526	72.60	51.92	3.49
Subtotal (ARM Loans):	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

Fixed Rate Loans:
<= 5.500	3	$559,075.50	0.39%	5.427%	0.00%	678	71.20%	100.00%	0.00%
5.501 - 6.000	59	15,930,099.98	11.10	5.885	0.00	677	70.79	74.17	15.05
6.001 - 6.500	98	26,289,242.38	18.32	6.340	0.00	665	76.04	52.58	31.24
6.501 - 7.000	132	26,997,956.03	18.81	6.818	0.00	630	77.35	58.26	31.93
7.001 - 7.500	91	16,145,261.41	11.25	7.307	0.00	605	74.48	63.77	27.78
7.501 - 8.000	78	11,231,693.39	7.83	7.787	0.00	605	78.98	70.78	45.03
8.001 - 8.500	38	5,386,658.92	3.75	8.330	0.00	626	82.76	63.34	56.66
8.501 - 9.000	72	7,152,144.54	4.98	8.896	0.00	660	92.00	78.95	31.80
9.001 - 9.500	81	7,272,237.80	5.07	9.385	0.00	662	94.70	81.88	11.96
9.501 - 10.000	103	6,998,913.05	4.88	9.866	0.00	661	97.61	75.02	2.50
10.001 - 10.500	65	4,449,409.11	3.10	10.366	0.00	654	97.61	43.75	0.00
10.501 - 11.000	134	7,993,014.88	5.57	10.839	0.00	644	99.27	55.58	2.72
11.001 >=	131	7,111,512.82	4.96	11.414	0.00	613	99.58	66.74	0.00
Subtotal (Fixed Rate):	1,085	$143,517,219.81	100.00%	7.753%	0.00%	642	81.91%	63.80%	24.64%

Total:	4,453	$1,015,347,859.69	100.00%	7.246%	85.87%	625	81.31%	52.59%	34.38%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	10	$2,270,612.64	0.26%	5.877%	100.00%	673	80.66%	67.53%	16.96%
3.001 - 3.500	19	5,677,994.68	0.65	6.141	100.00	661	75.28	47.73	16.32
3.501 - 4.000	56	15,761,495.54	1.81	5.909	100.00	671	72.89	43.25	6.39
4.001 - 4.500	100	29,447,634.61	3.38	6.431	100.00	622	77.25	54.53	26.01
4.501 - 5.000	572	169,669,928.98	19.46	6.927	100.00	639	76.95	32.19	16.97
5.001 - 5.500	485	137,811,432.14	15.81	6.925	100.00	622	81.70	58.54	39.28
5.501 - 6.000	1,010	285,792,156.90	32.78	7.008	100.00	633	84.02	58.19	51.38
6.001 - 6.500	759	166,773,372.76	19.13	7.541	100.00	605	82.90	46.60	37.68
6.501 - 7.000	230	37,976,657.84	4.36	8.702	100.00	557	78.30	64.61	19.81
7.001 - 7.500	57	10,346,805.21	1.19	8.846	100.00	552	79.15	56.91	17.10
7.501 - 8.000	48	7,213,960.03	0.83	9.832	100.00	542	80.67	58.40	18.01
8.001 - 8.500	12	1,177,785.86	0.14	9.895	100.00	535	83.07	91.45	23.08
8.501 - 9.000	8	1,350,010.99	0.15	9.971	100.00	556	75.51	15.70	12.53
9.001 - 9.500	1	499,645.67	0.06	11.050	100.00	510	70.92	0.00	0.00
9.501 - 10.000	1	61,146.03	0.01	10.120	100.00	633	85.00	100.00	100.00
Total:	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1	$115,857.47	0.01%	8.450%	100.00%	550	80.00%	0.00%	0.00%
1.500	4	1,180,644.53	0.14	7.106	100.00	614	81.12	100.00	7.17
2.000	1,217	344,414,218.22	39.50	7.137	100.00	633	80.87	43.74	34.62
3.000	2,116	515,572,307.95	59.14	7.191	100.00	616	81.49	55.64	37.61
5.000	8	2,144,116.76	0.25	6.328	100.00	647	75.05	42.09	0.00
5.250	1	535,000.00	0.06	6.250	100.00	568	83.72	100.00	0.00
5.900	1	494,000.00	0.06	6.900	100.00	584	95.00	100.00	0.00
6.000	13	3,766,564.95	0.43	6.960	100.00	624	77.06	47.23	0.00
7.000	7	3,607,930.00	0.41	6.558	100.00	644	79.75	0.00	13.22
Total:	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,088	$778,908,315.44	89.34%	7.205%	100.00%	619	82.05%	55.14%	40.12%
1.500	5	1,375,169.62	0.16	7.338	100.00	614	83.08	85.85	20.30
2.000	272	90,806,666.39	10.42	6.808	100.00	655	73.99	12.80	1.03
6.000	3	740,488.43	0.08	6.348	100.00	655	77.78	16.86	0.00
Total:	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$358,093.33	0.04%	5.000%	100.00%	642	80.00%	100.00%	0.00%
10.001 - 10.500	6	1,755,250.00	0.20	5.296	100.00	697	72.44	68.37	0.00
10.501 - 11.000	12	3,725,931.48	0.43	5.466	100.00	700	80.00	49.72	0.00
11.001 - 11.500	49	13,108,520.15	1.50	5.461	100.00	657	77.72	59.56	24.82
11.501 - 12.000	198	64,551,816.79	7.40	5.880	100.00	644	77.62	52.18	23.69
12.001 - 12.500	297	104,678,037.70	12.01	6.257	100.00	636	78.71	55.18	30.97
12.501 - 13.000	405	128,999,205.17	14.80	6.551	100.00	635	80.53	57.66	32.95
13.001 - 13.500	411	131,787,721.65	15.12	6.953	100.00	628	80.78	50.53	32.66
13.501 - 14.000	530	147,834,182.18	16.96	7.233	100.00	623	81.62	46.06	42.17
14.001 - 14.500	444	99,603,070.90	11.42	7.755	100.00	611	82.15	49.77	37.61
14.501 - 15.000	384	79,273,845.95	9.09	8.143	100.00	600	84.65	45.13	45.59
15.001 - 15.500	256	45,571,081.21	5.23	8.439	100.00	598	84.73	45.88	49.82
15.501 - 16.000	193	29,192,431.79	3.35	8.990	100.00	589	85.47	45.40	44.75
16.001 - 16.500	90	11,479,876.51	1.32	9.536	100.00	578	82.83	50.05	36.60
16.501 - 17.000	54	6,647,560.78	0.76	10.030	100.00	559	80.71	53.31	17.09
17.001 - 17.500	18	1,791,970.23	0.21	10.754	100.00	535	73.40	52.23	6.59
17.501 - 18.000	16	1,324,918.36	0.15	11.033	100.00	542	74.05	61.76	0.00
18.001 - 18.500	3	101,552.65	0.01	11.183	100.00	535	64.83	60.62	0.00
18.501 - 19.000	1	45,573.05	0.01	11.875	100.00	555	80.00	100.00	0.00
Total:	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	61	$17,036,860.61	1.95%	5.354%	100.00%	664	77.36%	64.79%	15.17%
5.501 - 6.000	300	103,126,510.78	11.83	5.851	100.00	651	78.20	64.28	25.36
6.001 - 6.500	429	150,519,185.87	17.26	6.298	100.00	639	79.80	58.93	32.61
6.501 - 7.000	581	176,193,820.27	20.21	6.812	100.00	630	82.00	51.52	42.12
7.001 - 7.500	467	140,204,138.23	16.08	7.308	100.00	619	81.35	42.24	35.56
7.501 - 8.000	441	113,389,144.72	13.01	7.775	100.00	615	82.41	36.31	42.22
8.001 - 8.500	437	83,402,570.44	9.57	8.282	100.00	599	83.25	47.24	43.75
8.501 - 9.000	328	52,992,471.65	6.08	8.763	100.00	581	83.32	48.29	37.00
9.001 - 9.500	131	15,239,441.12	1.75	9.263	100.00	572	83.14	55.83	30.89
9.501 - 10.000	102	11,128,176.76	1.28	9.750	100.00	564	83.45	62.69	19.93
10.001 - 10.500	47	4,186,665.17	0.48	10.251	100.00	549	76.48	63.99	19.11
10.501 - 11.000	30	3,025,624.03	0.35	10.793	100.00	540	77.21	42.35	1.00
11.001 - 11.500	10	1,052,584.10	0.12	11.178	100.00	527	74.32	39.17	4.76
11.501 - 12.000	4	333,446.13	0.04	11.749	100.00	524	66.82	100.00	0.00
Total:	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	5	$845,614.41	0.10%	8.925%	100.00%	557	86.17%	78.03%	10.46%
13 - 24	2,870	735,087,979.83	84.32	7.197	100.00	620	81.61	53.16	37.17
25 - 36	471	128,796,742.26	14.77	6.981	100.00	637	78.90	36.60	29.17
37 >=	22	7,100,303.38	0.81	6.704	100.00	641	81.53	53.69	39.93
Total:	3,368	$871,830,639.88	100.00%	7.163%	100.00%	622	81.21%	50.74%	35.98%

SAIL 2005-4 Collateral Summary – Group 2

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	3,881	$622,145,225.35	71.09%	7.395%	100.00%	605	80.24%	58.42%	32.98%
2/13 ARM (Libor)	2	166,494.70	0.02	7.833	100.00	525	72.43	100.00	35.52
3/27 ARM (Libor)	491	84,980,797.02	9.71	7.223	100.00	628	81.33	55.22	38.65
5/25 ARM (Libor)	35	7,083,397.41	0.81	6.685	100.00	633	75.72	72.18	34.12
15/15 ARM (Libor)	1	49,966.45	0.01	11.300	100.00	508	69.44	100.00	0.00
6 Month Libor ARM	3	604,616.11	0.07	7.353	100.00	619	80.45	21.55	21.55
1 Year ARM (CMT)	1	282,439.41	0.03	6.875	100.00	664	80.00	100.00	0.00
Balloon	529	25,572,105.87	2.92	10.345	0.00	655	99.05	67.27	1.08
Fixed Rate	948	134,315,472.57	15.35	7.194	0.00	630	76.06	67.31	32.97
Subtotal (Non-IOs):	5,891	$875,200,514.89	100.00%	7.428%	81.73%	613	80.21%	59.84%	32.58%

Interest-Only Loans:
2/28 ARM (Libor)	942	$206,854,528.96	75.68%	6.723%	100.00%	647	81.80%	52.48%	29.59%
3/27 ARM (Libor)	283	58,582,356.98	21.43	6.495	100.00	654	80.08	43.61	14.38
5/25 ARM (Libor)	12	2,709,738.59	0.99	6.051	100.00	636	76.25	89.85	13.10
Fixed Rate	22	5,178,263.58	1.89	6.742	0.00	654	76.64	56.62	26.76
Subtotal (IO Loans):	1,259	$273,324,888.11	100.00%	6.668%	98.11%	648	81.28%	51.03%	26.11%

Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	5	$596,980.00	0.22%	6.225%	100.00%	653	75.68%	58.04%	0.00%
36	2	605,928.83	0.22	6.291	100.00	636	85.77	72.18	72.18
60	1,246	270,862,567.28	99.10	6.668	98.34	648	81.31	50.99	26.19
120	6	1,259,412.00	0.46	7.002	46.66	641	76.49	46.16	0.00
Total:	1,259	$273,324,888.11	100.00%	6.668%	98.11%	648	81.28%	51.03%	26.11%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	653	$23,915,328.71	2.08%	9.776%	35.96%	627	89.35%	70.40%	13.09%
50,000.01 - 100,000.00	1,539	116,615,936.88	10.15	8.180	73.10	615	81.05	70.61	20.86
100,000.01 - 150,000.00	1,568	196,503,455.95	17.11	7.319	84.36	615	79.08	66.51	25.95
150,000.01 - 200,000.00	1,223	214,220,680.14	18.65	7.148	88.55	618	79.56	59.60	28.46
200,000.01 - 250,000.00	845	189,214,312.49	16.47	7.050	88.32	619	79.63	53.74	31.13
250,000.01 - 300,000.00	705	193,687,652.64	16.86	6.936	90.06	625	80.07	50.81	32.37
300,000.01 - 350,000.00	428	138,872,407.78	12.09	6.960	93.40	626	82.10	48.37	40.31
350,000.01 - 400,000.00	119	43,254,397.95	3.77	6.855	85.50	634	82.29	50.58	45.62
400,000.01 - 450,000.00	33	13,873,104.37	1.21	6.959	75.83	658	87.45	66.32	75.61
450,000.01 - 500,000.00	26	12,231,196.93	1.06	7.058	84.56	643	82.55	41.68	49.59
500,000.01 - 550,000.00	5	2,576,940.98	0.22	7.084	79.84	702	83.19	19.77	59.35
550,000.01 - 600,000.00	3	1,673,709.62	0.15	6.695	65.97	677	83.59	66.90	66.90
600,000.01 - 650,000.00	3	1,886,278.56	0.16	7.138	100.00	646	71.03	32.67	32.87
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	6,552	$1,120,262,507.78	97.54%	7.166%	87.79%	621	79.98%	57.54%	31.83%
2nd Lien	598	28,262,895.22	2.46	10.451	0.00	654	99.89	66.02	0.00
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,426	$591,187,864.14	51.47%	7.172%	82.84%	607	77.32%	56.72%	29.91%
Purchase	2,942	432,374,950.86	37.65	7.354	89.47	647	84.46	55.62	30.53
Rate/Term Refinance	524	84,388,566.24	7.35	7.232	86.45	608	80.96	65.34	35.48
Debt Consolidation	258	40,574,021.76	3.53	7.225	83.57	592	82.80	79.48	43.79
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	6,192	$1,012,006,969.76	88.11%	7.196%	84.90%	617	80.19%	58.73%	28.77%
Investment	884	124,269,526.46	10.82	7.659	91.46	656	82.59	51.25	48.56
Second Home	74	12,248,906.78	1.07	7.262	86.24	648	81.71	41.84	41.50
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	628	$33,742,202.83	2.94%	9.665%	0.49%	647	92.00%	66.37%	5.12%
181 - 240	69	5,111,413.93	0.45	8.786	0.00	625	83.42	61.58	12.13
241 - 360	6,453	1,109,671,786.24	96.62	7.166	88.61	621	80.10	57.47	31.92
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	628	$33,742,202.83	2.94%	9.665%	0.49%	647	92.00%	66.37%	5.12%
181 - 240	69	5,111,413.93	0.45	8.786	0.00	625	83.42	61.58	12.13
241 - 360	6,453	1,109,671,786.24	96.62	7.166	88.61	621	80.10	57.47	31.92
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,437	$309,330,887.38	26.93%	6.896%	87.13%	624	78.14%	51.04%	27.94%
IL	510	81,812,876.96	7.12	7.535	94.63	627	83.49	60.72	43.31
FL	577	78,829,720.73	6.86	7.416	83.69	622	80.89	51.40	28.35
NY	313	73,349,997.89	6.39	7.202	76.42	627	78.95	39.41	32.87
NJ	253	51,623,984.47	4.49	7.354	86.17	609	78.23	53.05	35.03
AZ	379	49,585,825.05	4.32	7.268	83.35	626	84.07	67.99	31.35
TX	425	39,999,868.07	3.48	7.879	75.65	606	80.93	66.81	19.51
NV	188	36,008,262.61	3.14	6.969	91.86	624	79.57	55.74	29.51
MI	295	31,549,971.20	2.75	7.733	85.76	614	84.56	76.13	32.96
MN	203	31,082,399.31	2.71	7.474	91.63	637	84.04	51.60	33.68
Other	2,570	365,351,609.33	31.81	7.331	84.79	619	81.18	65.22	31.56
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	484	$72,141,707.82	6.44%	6.925%	71.81%	596	49.89%	49.13%	0.00%
60.01 - 70.00%	633	109,684,235.01	9.79	7.091	78.45	589	66.33	53.14	0.00
70.01 - 80.00%	3,005	511,771,719.09	45.68	6.973	91.11	622	78.83	54.77	0.00
80.01 - 85.00%
With MI:	533	97,398,235.77	8.69	7.209	83.19	616	84.53	58.09	100.00
Without MI:	127	17,043,855.57	1.52	7.983	98.34	563	84.80	76.26	0.00
85.01 - 90.00%
With MI:	906	167,736,566.14	14.97	7.328	88.07	642	89.75	56.33	100.00
Without MI:	224	30,785,808.35	2.75	8.001	97.13	589	89.72	75.49	0.00
90.01 - 95.00%
With MI:	366	70,241,502.40	6.27	7.435	88.40	655	94.72	72.39	100.00
Without MI:	140	20,105,726.16	1.79	7.943	98.88	593	94.58	85.15	0.00
95.01 - 100.00%
With MI:	114	21,179,095.89	1.89	7.998	93.27	678	99.91	63.47	100.00
Without MI:	20	2,174,055.58	0.19	7.714	100.00	632	98.92	83.31	0.00
Subtotal (First Lien):	6,552	$1,120,262,507.78	100.00%	7.166%	87.79%	621	79.98%	57.54%	31.83%

Second Lien Loans:
90.01 - 95.00%	13	$549,117.50	1.94%	10.503%	0.00%	647	95.00%	46.13%	0.00%
95.01 - 100.00%	585	27,713,777.72	98.06	10.450	0.00	654	99.99	66.41	0.00
Subtotal (Second Lien):	598	$28,262,895.22	100.00%	10.451%	0.00%	654	99.89%	66.02%	0.00%

Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	1,850	$334,676,584.97	29.87%	7.359%	86.81%	630	81.94%	58.22%	78.44%
60.01 - 70.00%	1,168	200,883,446.78	17.93	7.050	77.37	613	75.94	55.83	45.40
70.01 - 80.00%	3,023	514,593,030.37	45.94	6.976	91.10	622	78.89	54.88	0.55
80.01 - 85.00%	127	17,043,855.57	1.52	7.983	98.34	563	84.80	76.26	0.00
85.01 - 90.00%	224	30,785,808.35	2.75	8.001	97.13	589	89.72	75.49	0.00
90.01 - 95.00%	140	20,105,726.16	1.79	7.943	98.88	593	94.58	85.15	0.00
95.01 - 100.00%	20	2,174,055.58	0.19	7.714	100.00	632	98.92	83.31	0.00
Subtotal (First Lien):	6,552	$1,120,262,507.78	100.00%	7.166%	87.79%	621	79.98%	57.54%	31.83%

Second Lien Loans:
90.01 - 95.00%	13	$549,117.50	1.94%	10.503%	0.00%	647	95.00%	46.13%	0.00%
95.01 - 100.00%	585	27,713,777.72	98.06	10.450	0.00	654	99.99	66.41	0.00
Subtotal (Second Lien):	598	$28,262,895.22	100.00%	10.451%	0.00%	654	99.89%	66.02%	0.00%

Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

* Combined LTV after taking mortgage insurance into account.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	480	$71,424,058.85	6.38%	6.933%	72.42%	595	49.80%	48.62%	0.00%
60.01 - 70.00%	595	104,237,688.94	9.30	7.095	78.31	587	66.20	53.60	0.00
70.01 - 80.00%	1,481	248,198,547.56	22.16	7.227	86.48	595	77.77	51.04	0.00
80.01 - 85.00%
With MI:	493	92,590,653.06	8.27	7.166	82.65	617	84.52	58.16	100.00
Without MI:	119	17,651,489.45	1.58	7.719	98.40	571	83.44	74.59	0.00
85.01 - 90.00%
With MI:	872	161,848,201.82	14.45	7.312	87.81	642	89.71	56.21	100.00
Without MI:	286	47,134,288.74	4.21	7.423	97.34	612	84.98	47.39	0.00
90.01 - 95.00%
With MI:	391	74,547,858.70	6.65	7.451	88.78	654	94.33	71.13	100.00
Without MI:	315	51,531,914.77	4.60	7.365	94.59	628	85.57	50.66	0.00
95.01 - 100.00%
With MI:	163	27,568,686.62	2.46	8.001	93.52	667	97.19	63.54	100.00
Without MI:	1,357	223,529,119.27	19.95	6.759	95.24	645	80.04	67.24	0.00
Subtotal (First Lien):	6,552	$1,120,262,507.78	100.00%	7.166%	87.79%	621	79.98%	57.54%	31.83%

Second Lien Loans:
90.01 - 95.00%	13	$549,117.50	1.94%	10.503%	0.00%	647	95.00%	46.13%	0.00%
95.01 - 100.00%	585	27,713,777.72	98.06	10.450	0.00	654	99.99	66.41	0.00
Subtotal (Second Lien):	598	$28,262,895.22	100.00%	10.451%	0.00%	654	99.89%	66.02%	0.00%

Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0 - 0	14	$1,484,527.03	0.13%	8.861%	100.00%	0	71.43%	66.40%	9.92%
500 - 520	302	47,907,698.82	4.17	8.203	94.17	511	72.50	67.34	6.77
521 - 540	416	65,880,938.70	5.74	7.978	92.80	531	74.11	65.36	12.24
541 - 560	542	80,445,554.27	7.00	7.698	89.92	550	76.37	69.26	19.02
561 - 580	577	91,027,424.41	7.93	7.498	83.92	571	78.11	70.57	26.88
581 - 600	888	127,550,558.34	11.11	7.426	85.17	591	79.85	75.72	24.74
601 - 620	881	139,846,024.58	12.18	7.187	87.66	611	81.45	65.12	33.41
621 - 640	895	153,021,702.62	13.32	6.954	86.22	631	81.34	54.92	35.33
641 - 660	890	156,652,820.55	13.64	7.005	84.58	650	82.13	46.97	36.92
661 - 680	731	119,592,075.96	10.41	6.883	85.32	669	82.45	42.38	30.74
681 - 700	437	69,542,566.06	6.05	6.958	78.52	690	83.33	41.18	40.54
701 - 720	240	38,370,311.87	3.34	7.108	73.28	710	84.86	42.17	54.32
721 - 740	135	25,062,360.18	2.18	6.892	80.36	729	86.24	47.20	53.85
741 - 760	104	16,030,656.99	1.40	6.810	79.60	750	84.24	47.77	47.54
761 - 780	70	11,718,713.34	1.02	7.064	87.32	769	87.14	46.23	50.82
781 >=	28	4,391,469.28	0.38	7.202	78.64	789	84.48	29.15	52.03
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	5,292	$807,999,926.50	70.35%	7.262%	85.02%	616	79.94%	59.11%	29.20%
2-4 Family	648	143,063,734.46	12.46	7.287	86.16	641	81.50	50.24	43.24
PUD	700	118,214,200.09	10.29	7.133	86.75	624	82.02	60.87	27.86
Condo	510	79,247,541.95	6.90	7.194	89.19	639	81.65	52.69	32.59
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$250,657,671.38	$31,155,181.92	$543,422,608.56	$3,764,292.45	$0.00	$0.00	$828,999,754.31
3/27 ARM (Libor)	67,558,958.62	2,094,487.09	3,179,114.26	70,730,594.03	0.00	0.00	143,563,154.00
Fixed Rate	32,174,385.29	12,584,260.64	5,464,057.01	89,271,033.21	0.00	0.00	139,493,736.15
Balloon	6,970,615.68	563,275.17	6,866,739.34	11,171,475.68	0.00	0.00	25,572,105.87
5/25 ARM (Libor)	3,525,709.86	717,860.94	792,006.40	4,757,558.80	0.00	0.00	9,793,136.00
6 Month Libor ARM	336,271.29	0.00	268,344.82	0.00	0.00	0.00	604,616.11
1 Year ARM (CMT)	282,439.41	0.00	0.00	0.00	0.00	0.00	282,439.41
2/13 ARM (Libor)	0.00	0.00	166,494.70	0.00	0.00	0.00	166,494.70
15/15 ARM (Libor)	0.00	0.00	49,966.45	0.00	0.00	0.00	49,966.45
Total:	$361,506,051.53	$47,115,065.76	$560,209,331.54	$179,694,954.17	$0.00	$0.00	$1,148,525,403.00

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	30.24%	3.76%	65.55%	0.45%	0.00%	0.00%	72.18%
3/27 ARM (Libor)	47.06	1.46	2.21	49.27	0.00	0.00	12.50
Fixed Rate	23.07	9.02	3.92	64.00	0.00	0.00	12.15
Balloon	27.26	2.20	26.85	43.69	0.00	0.00	2.23
5/25 ARM (Libor)	36.00	7.33	8.09	48.58	0.00	0.00	0.85
6 Month Libor ARM	55.62	0.00	44.38	0.00	0.00	0.00	0.05
1 Year ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
2/13 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
15/15 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.00
Total:	31.48%	4.10%	48.78%	15.65%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	4,158	$684,788,396.47	59.62%	7.116%	83.40%	620	80.31%	59.59%	31.97%
None	2,211	361,506,051.53	31.48	7.427	89.17	623	80.22	51.83	29.33
2% of UPB	256	37,305,953.29	3.25	7.393	91.57	633	83.15	59.29	32.25
1% of Amount Prepaid	306	31,823,085.22	2.77	7.781	82.22	618	85.26	74.52	34.07
2% of Amount Prepaid	66	10,009,289.82	0.87	7.297	92.41	603	78.28	58.65	23.93
Other	153	23,092,626.67	2.01	7.312	88.32	622	79.13	69.69	27.48
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,452	$663,216,614.70	57.75%	7.211%	83.33%	611	81.45%	100.00%	32.47%
Stated	2,134	372,953,113.27	32.47	7.439	87.24	632	79.47	0.00	34.55
Limited	451	91,020,775.77	7.93	6.844	92.91	643	78.52	0.00	11.69
No Documentation	113	21,334,899.26	1.86	6.738	97.68	662	75.71	0.00	7.86
Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
<= 0.00	4	$648,867.80	0.10%	5.954%	100.00%	642	79.32%	100.00%	0.00%
0.01 - 5.00	10	1,606,079.09	0.24	7.199	68.52	618	79.25	100.00	27.29
5.01 - 10.00	29	3,180,096.26	0.48	7.380	85.06	637	84.20	100.00	56.69
10.01 - 15.00	42	5,245,092.60	0.79	7.266	76.32	624	80.71	100.00	35.44
15.01 - 20.00	149	17,944,033.34	2.71	7.487	86.41	607	79.71	100.00	35.42
20.01 - 25.00	272	35,374,235.99	5.33	7.319	84.15	608	80.09	100.00	34.54
25.01 - 30.00	392	54,535,942.16	8.22	7.199	81.20	603	79.72	100.00	32.50
30.01 - 35.00	507	72,129,223.31	10.88	7.233	82.58	607	80.54	100.00	35.00
35.01 - 40.00	719	105,870,800.57	15.96	7.223	82.56	616	81.55	100.00	33.63
40.01 - 45.00	945	142,733,429.71	21.52	7.203	84.91	615	82.48	100.00	34.14
45.01 - 50.00	950	148,864,599.62	22.45	7.220	83.02	614	83.18	100.00	31.60
50.01 - 55.00	389	67,535,070.81	10.18	7.048	83.04	603	78.72	100.00	23.85
55.01 - 60.00	43	7,197,590.12	1.09	7.234	89.76	600	81.99	100.00	26.26
60.01 - 65.00	1	351,553.32	0.05	5.350	100.00	690	85.00	100.00	100.00
Subtotal (Full Doc):	4,452	$663,216,614.70	100.00%	7.211%	83.33%	611	81.45%	100.00%	32.47%

Non-Full Doc Loans:
<= 0.00	154	$30,065,232.40	6.20%	6.848%	97.10%	660	76.47%	0.00%	5.84%
0.01 - 5.00	1	27,988.13	0.01	10.200	0.00	630	59.57	0.00	0.00
5.01 - 10.00	16	1,817,324.45	0.37	7.824	85.26	649	78.61	0.00	34.43
10.01 - 15.00	43	5,754,856.16	1.19	7.429	88.27	649	79.04	0.00	39.03
15.01 - 20.00	77	10,366,433.08	2.14	7.347	88.76	632	77.58	0.00	30.36
20.01 - 25.00	141	20,626,056.69	4.25	7.403	91.98	632	74.98	0.00	28.90
25.01 - 30.00	225	36,593,529.95	7.54	7.365	89.66	635	77.73	0.00	30.71
30.01 - 35.00	347	57,221,385.12	11.79	7.209	84.37	633	77.37	0.00	28.96
35.01 - 40.00	471	83,620,869.80	17.23	7.232	86.98	634	79.28	0.00	33.49
40.01 - 45.00	617	122,359,428.70	25.21	7.283	91.20	634	80.83	0.00	30.68
45.01 - 50.00	482	90,877,104.10	18.73	7.509	88.46	633	81.24	0.00	31.69
50.01 - 55.00	115	23,887,326.89	4.92	7.311	80.56	627	76.35	0.00	20.88
55.01 - 60.00	9	2,091,252.83	0.43	6.804	83.20	629	73.64	0.00	15.28
Subtotal (Non-Full Doc):	2,698	$485,308,788.30	100.00%	7.297%	88.77%	635	79.13%	0.00%	29.09%

Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
<= 5.500	134	$28,777,258.20	2.93%	5.329%	100.00%	658	76.23%	71.45%	14.39%
5.501 - 6.000	461	94,796,647.34	9.64	5.844	100.00	646	76.90	60.63	15.91
6.001 - 6.500	770	155,679,736.47	15.83	6.319	100.00	638	78.37	60.32	22.22
6.501 - 7.000	1,066	204,820,825.55	20.83	6.816	100.00	625	80.13	54.70	30.67
7.001 - 7.500	959	172,472,756.39	17.54	7.298	100.00	618	81.77	52.84	36.42
7.501 - 8.000	974	159,036,535.41	16.17	7.791	100.00	606	82.73	52.57	43.39
8.001 - 8.500	497	76,305,208.58	7.76	8.277	100.00	600	83.53	54.03	45.29
8.501 - 9.000	381	50,637,319.53	5.15	8.777	100.00	580	83.55	55.33	34.59
9.001 - 9.500	188	20,311,646.74	2.07	9.268	100.00	570	81.32	60.71	29.84
9.501 - 10.000	124	12,532,074.23	1.27	9.765	100.00	561	82.48	58.06	23.33
10.001 - 10.500	55	4,582,085.11	0.47	10.264	100.00	557	78.71	64.76	18.80
10.501 - 11.000	24	2,029,088.88	0.21	10.775	100.00	548	77.40	55.04	7.71
11.001 >=	18	1,478,378.55	0.15	11.529	100.00	524	72.80	67.24	5.29
Subtotal (ARM Loans):	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%

Fixed Rate Loans:
<= 5.500	2	$507,764.55	0.31%	5.246%	0.00%	677	66.82%	100.00%	0.00%
5.501 - 6.000	80	17,145,854.14	10.39	5.905	0.00	669	70.67	75.31	21.06
6.001 - 6.500	140	27,256,871.49	16.51	6.334	0.00	651	73.35	66.74	31.44
6.501 - 7.000	203	34,290,809.95	20.77	6.812	0.00	635	74.73	67.41	30.15
7.001 - 7.500	134	21,144,581.00	12.81	7.323	0.00	620	76.81	59.40	41.98
7.501 - 8.000	131	16,910,466.49	10.24	7.788	0.00	609	77.38	64.93	31.52
8.001 - 8.500	74	8,503,401.01	5.15	8.277	0.00	596	81.07	71.47	48.99
8.501 - 9.000	97	7,831,535.54	4.74	8.845	0.00	638	88.20	79.86	35.11
9.001 - 9.500	78	5,113,440.30	3.10	9.320	0.00	648	91.64	73.76	22.09
9.501 - 10.000	115	5,842,084.66	3.54	9.853	0.00	638	94.24	78.25	10.47
10.001 - 10.500	104	5,175,254.26	3.14	10.342	0.00	648	96.20	50.88	8.59
10.501 - 11.000	157	7,290,488.96	4.42	10.792	0.00	644	98.47	48.46	1.75
11.001 >=	184	8,053,289.67	4.88	11.428	0.00	610	98.25	67.51	0.00
Subtotal (Fixed Rate):	1,499	$165,065,842.02	100.00%	7.668%	0.00%	635	79.64%	66.97%	27.84%

Total:	7,150	$1,148,525,403.00	100.00%	7.247%	85.63%	621	80.47%	57.75%	31.04%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	22	$4,224,738.84	0.43%	5.927%	100.00%	661	78.83%	64.01%	12.02%
3.001 - 3.500	48	7,701,240.06	0.78	5.942	100.00	687	73.75	70.56	3.86
3.501 - 4.000	103	19,686,677.32	2.00	6.006	100.00	643	74.32	61.20	15.98
4.001 - 4.500	253	45,241,680.11	4.60	6.463	100.00	637	75.15	62.55	14.89
4.501 - 5.000	1,066	197,198,640.06	20.05	6.821	100.00	637	79.24	46.41	19.58
5.001 - 5.500	790	151,843,563.62	15.44	6.955	100.00	617	80.66	61.07	37.35
5.501 - 6.000	1,608	285,551,174.32	29.04	7.138	100.00	626	82.79	59.95	42.75
6.001 - 6.500	1,266	204,440,432.84	20.79	7.563	100.00	604	81.87	52.31	34.47
6.501 - 7.000	356	50,022,244.88	5.09	8.471	100.00	560	77.57	62.58	19.02
7.001 - 7.500	56	7,061,973.12	0.72	9.057	100.00	553	78.50	68.93	19.09
7.501 - 8.000	53	6,691,914.31	0.68	9.552	100.00	545	78.87	51.39	10.09
8.001 - 8.500	16	2,204,513.98	0.22	9.838	100.00	540	79.57	58.96	10.11
8.501 - 9.000	9	937,167.49	0.10	10.606	100.00	550	75.36	56.28	22.38
9.001 - 9.500	4	614,980.10	0.06	11.147	100.00	512	72.48	52.19	12.71
10.001 >=	1	38,619.93	0.00	12.875	100.00	543	65.00	100.00	0.00
Total:	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3	$604,616.11	0.06%	7.353%	100.00%	619	80.45%	21.55%	21.55%
1.250	1	296,000.00	0.03	7.250	100.00	663	80.00	0.00	0.00
1.500	6	1,128,829.58	0.11	6.904	100.00	641	74.49	27.70	0.00
2.000	2,093	391,381,768.59	39.80	7.068	100.00	630	80.90	50.48	30.71
3.000	3,498	578,798,606.52	58.85	7.263	100.00	611	80.48	60.42	32.79
5.000	13	2,610,167.39	0.27	5.963	100.00	644	76.59	92.34	13.60
5.330	1	149,260.42	0.02	6.330	100.00	655	90.00	0.00	0.00
5.550	1	342,692.92	0.03	6.550	100.00	523	69.29	100.00	0.00
6.000	33	7,723,619.45	0.79	6.611	100.00	643	77.47	26.21	1.79
6.275	1	188,000.00	0.02	7.250	100.00	615	80.00	100.00	0.00
6.500	1	236,000.00	0.02	8.250	100.00	653	80.00	0.00	0.00
Total:	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	5,120	$882,709,284.08	89.76%	7.248%	100.00%	615	80.91%	59.44%	34.76%
1.500	7	1,333,114.87	0.14	7.053	100.00	623	71.34	23.45	0.00
2.000	519	98,342,192.03	10.00	6.537	100.00	657	78.07	28.15	3.88
3.000	2	443,590.81	0.05	6.675	100.00	632	69.16	0.00	0.00
6.000	3	631,379.19	0.06	7.145	100.00	655	80.00	0.00	0.00
Total:	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	7	$1,699,212.00	0.17%	5.271%	100.00%	689	79.90%	79.41%	0.00%
10.501 - 11.000	23	4,391,418.16	0.45	5.425	100.00	659	75.97	74.16	13.60
11.001 - 11.500	99	20,939,474.13	2.13	5.403	100.00	653	76.65	65.24	16.12
11.501 - 12.000	291	58,197,509.82	5.92	5.845	100.00	644	76.35	48.76	13.59
12.001 - 12.500	533	106,881,435.86	10.87	6.278	100.00	639	78.01	57.19	21.61
12.501 - 13.000	811	155,002,828.94	15.76	6.606	100.00	626	78.81	58.48	23.99
13.001 - 13.500	818	149,101,701.35	15.16	6.950	100.00	623	80.40	58.86	28.10
13.501 - 14.000	982	171,943,074.32	17.48	7.310	100.00	618	81.58	57.08	36.19
14.001 - 14.500	695	118,719,403.22	12.07	7.646	100.00	612	82.08	54.43	41.21
14.501 - 15.000	638	98,716,751.32	10.04	8.069	100.00	599	83.39	52.28	46.88
15.001 - 15.500	318	45,786,368.39	4.66	8.528	100.00	601	84.83	54.48	47.63
15.501 - 16.000	236	31,994,040.23	3.25	9.058	100.00	581	84.69	50.59	36.36
16.001 - 16.500	108	11,608,491.27	1.18	9.543	100.00	567	80.92	55.52	31.44
16.501 - 17.000	54	5,268,401.49	0.54	10.078	100.00	576	82.46	47.54	30.94
17.001 - 17.500	21	2,157,171.06	0.22	10.544	100.00	546	76.68	63.32	13.55
17.501 - 18.000	11	756,204.72	0.08	11.433	100.00	538	75.72	72.75	15.39
18.001 - 18.500	2	89,505.48	0.01	11.413	100.00	512	69.77	0.00	0.00
18.501 - 19.000	3	167,949.29	0.02	11.761	100.00	527	58.03	61.31	0.00
19.501 >=	1	38,619.93	0.00	12.875	100.00	543	65.00	100.00	0.00
Total:	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	118	$25,033,587.64	2.55%	5.438%	100.00%	656	75.98%	66.40%	9.81%
5.501 - 6.000	466	96,107,777.78	9.77	5.831	100.00	648	76.91	61.53	16.65
6.001 - 6.500	798	161,322,121.68	16.40	6.316	100.00	637	78.40	60.51	22.89
6.501 - 7.000	1,061	203,907,817.86	20.73	6.816	100.00	625	80.17	54.70	30.63
7.001 - 7.500	955	171,664,614.98	17.46	7.299	100.00	618	81.76	52.90	36.46
7.501 - 8.000	967	158,015,497.93	16.07	7.791	100.00	606	82.77	52.72	43.38
8.001 - 8.500	498	76,400,608.58	7.77	8.277	100.00	600	83.54	54.09	45.36
8.501 - 9.000	380	50,370,694.00	5.12	8.776	100.00	579	83.45	55.44	34.13
9.001 - 9.500	188	20,311,646.74	2.07	9.268	100.00	570	81.32	60.71	29.84
9.501 - 10.000	123	12,235,641.25	1.24	9.766	100.00	563	82.29	57.04	21.47
10.001 - 10.500	56	4,620,705.04	0.47	10.285	100.00	557	78.59	65.05	18.64
10.501 - 11.000	24	2,029,088.88	0.21	10.775	100.00	548	77.40	55.04	7.71
11.001 - 11.500	8	803,348.05	0.08	11.256	100.00	516	70.25	65.78	0.00
11.501 - 12.000	9	636,410.57	0.06	11.792	100.00	533	76.50	67.08	12.28
Total:	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	10	$1,459,085.44	0.15%	7.365%	100.00%	639	85.17%	57.97%	37.99%
13 - 24	4,820	828,649,276.37	84.26	7.227	100.00	616	80.62	56.93	32.10
25 - 36	773	143,508,096.72	14.59	6.926	100.00	639	80.83	50.51	28.75
37 >=	48	9,843,102.45	1.00	6.534	100.00	633	75.83	77.19	28.16
Total:	5,651	$983,459,560.98	100.00%	7.176%	100.00%	619	80.61%	56.20%	31.58%